                                                                     Exhibit 20


                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on February 15, 2006 and covers activity from December 26, 2005 through January 25, 2006.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13th day of February, 2006.


                                AMERICAN EXPRESS TRAVEL RELATED
                                SERVICES COMPANY, INC., as Servicer

                                By:  /s/ Stephen J. Bakonyi
                                    --------------------------------------
                                Name:  Stephen J. Bakonyi
                                Title: Vice President
                                       ABS Operations

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                                Trust Totals

Report Date:                                                  January 31, 2006
Number of days in period                                                    31
Beginning Number of Accounts                                        20,085,290
Beginning Principal Receivable Balance, including
any additions or removals during the monthly period          28,095,415,243.24*
        a. Addition of Principal Receivables                              0.00
        b. Removal of Principal Receivables                               0.00
Special Funding Account Balance                                           0.00
Beginning Total Principal Balance                            28,095,415,243.24
Finance Charge Collections (excluding                           509,594,438.94
 Recoveries)
Recoveries                                                       17,662,983.80
Total Collections of Finance Charge Receivables                 527,257,422.74
Total Collections of Principal Receivables                    7,434,266,099.77
Monthly Payment Rate                                                  25.6072%
Defaulted amount                                                 60,575,383.13
Annualized Default Rate                                                2.6471%
Trust Portfolio Yield                                                 19.5577%
New Principal Receivables                                     6,342,681,299.24
Ending Number of Accounts                                           20,037,782
Ending Principal Receivables Balance                         26,943,255,059.58
Ending Required Minimum Principal Balance                    22,657,250,000.00
Ending Transferor Amount                                      5,768,255,059.58
Ending Special Funding Account Balance                                    0.00
Ending Total Principal Balance                               26,943,255,059.58



* After giving effect to reduction of $13,289,410 due to Transferor's overstatement of sold receivables.


B. Series Allocations                                                               Series 2001-1    Series 2001-2    Series 2001-3
---------------------                                                               -------------    -------------    -------------
Group Number                                                                                    2                1                2
Invested Amount                                                                    750,000,000.00   250,000,000.00   750,000,000.00
Adjusted Invested Amount                                                           750,000,000.00   250,000,000.00   750,000,000.00
Principal Funding Account Balance                                                            0.00             0.00             0.00
Series Required Transferor Amount                                                   52,500,000.00    17,500,000.00    52,500,000.00
Series Allocation Percentage                                                                3.54%            1.18%            3.54%
Series Alloc. Finance Charge Collections                                            18,674,997.26     6,224,999.09    18,674,997.26
Series Allocable Recoveries                                                            625,607.45       208,535.82       625,607.45
Series Alloc. Principal Collections                                                263,315,210.15    87,771,736.72   263,315,210.15
Series Allocable Defaulted Amount                                                    2,145,527.15       715,175.72     2,145,527.15

B. Series Allocations                           Series 2001-4     Series 2001-5     Series 2001-6    Series 2001-7    Series 2002-1
---------------------                           -------------     -------------     -------------     -------------   -------------

Group Number                                                2                 2                 2                2                2
Invested Amount                                725,000,000.00    500,000,000.00    700,000,000.00   650,000,000.00   920,000,000.00
Adjusted Invested Amount                       725,000,000.00    500,000,000.00    700,000,000.00   650,000,000.00   920,000,000.00
Principal Funding Account Balance                        0.00              0.00              0.00             0.00             0.00
Series Required Transferor Amount               50,750,000.00     35,000,000.00     49,000,000.00    45,500,000.00    64,400,000.00
Series Allocation Percentage                            3.42%             2.36%             3.31%            3.07%            4.34%
Series Alloc. Finance Charge Collections        18,052,497.35     12,449,998.18     17,429,997.45    16,184,997.63    22,907,996.64
Series Allocable Recoveries                        604,753.87        417,071.64        583,900.29       542,193.13       767,411.81
Series Alloc. Principal Collections            254,538,036.47    175,543,473.43    245,760,862.80   228,206,515.46   322,999,991.11
Series Allocable Defaulted Amount                2,074,009.58      1,430,351.43      2,002,492.00     1,859,456.86     2,631,846.63

B. Series Allocations                           Series 2002-2     Series 2002-3     Series 2002-5    Series 2002-6    Series 2003-1
---------------------                           -------------     -------------     -------------    -------------    -------------

Group Number                                                2                 2                 2                2                2
Invested Amount                                940,000,000.00    920,000,000.00    600,000,000.00   720,000,000.00   920,000,000.00
Adjusted Invested Amount                       940,000,000.00    920,000,000.00    600,000,000.00   720,000,000.00   920,000,000.00
Principal Funding Account Balance                        0.00              0.00              0.00             0.00             0.00
Series Required Transferor Amount               65,800,000.00     64,400,000.00     42,000,000.00    50,400,000.00    64,400,000.00
Series Allocation Percentage                            4.44%             4.34%             2.83%            3.40%            4.34%
Series Alloc. Finance Charge Collections        23,405,996.57     22,907,996.64     14,939,997.81    17,927,997.37    22,907,996.64
Series Allocable Recoveries                        784,094.68        767,411.81        500,485.96       600,583.16       767,411.81
Series Alloc. Principal Collections            330,021,730.05    322,999,991.11    210,652,168.12   252,782,601.74   322,999,991.11
Series Allocable Defaulted Amount                2,689,060.69      2,631,846.63      1,716,421.72     2,059,706.06     2,631,846.63

B. Series Allocations                           Series 2003-2     Series 2003-3     Series 2003-4    Series 2004-1    Series 2004-2
---------------------                           -------------     -------------     -------------    -------------    -------------

Group Number                                                2                 2                 1                2                2
Invested Amount                              1,100,000,000.00    750,000,000.00    680,000,000.00   800,000,000.00   400,000,000.00
Adjusted Invested Amount                     1,100,000,000.00    750,000,000.00    680,000,000.00   800,000,000.00   400,000,000.00
Principal Funding Account Balance                        0.00              0.00              0.00             0.00             0.00
Series Required Transferor Amount               77,000,000.00     52,500,000.00     47,600,000.00    56,000,000.00    28,000,000.00
Series Allocation Percentage                            5.19%             3.54%             3.21%            3.78%            1.89%
Series Alloc. Finance Charge Collections        27,389,995.99     18,674,997.26     16,931,997.52    19,919,997.08     9,959,998.54
Series Allocable Recoveries                        917,557.60        625,607.45        567,217.43       667,314.62       333,657.31
Series Alloc. Principal Collections            386,195,641.55    263,315,210.15    238,739,123.87   280,869,557.49   140,434,778.74
Series Allocable Defaulted Amount                3,146,773.15      2,145,527.15      1,945,277.95     2,288,562.29     1,144,281.15

B. Series Allocations                           Series 2004-3     Series 2004-4     Series 2004-5    Series 2005-1    Series 2005-2
---------------------                           -------------     -------------     -------------    -------------    -------------

Group Number                                                1                 2                 2                2                2
Invested Amount                                600,000,000.00  1,100,000,000.00  1,000,000,000.00   600,000,000.00   600,000,000.00
Adjusted Invested Amount                       600,000,000.00  1,100,000,000.00  1,000,000,000.00   600,000,000.00   600,000,000.00
Principal Funding Account Balance                        0.00              0.00              0.00             0.00             0.00
Series Required Transferor Amount               42,000,000.00     77,000,000.00     70,000,000.00    42,000,000.00    42,000,000.00
Series Allocation Percentage                            2.83%             5.19%             4.72%            2.83%            2.83%
Series Alloc. Finance Charge Collections        14,939,997.81     27,389,995.99     24,899,996.35    14,939,997.81    14,939,997.81
Series Allocable Recoveries                        500,485.96        917,557.60        834,143.27       500,485.96       500,485.96
Series Alloc. Principal Collections            210,652,168.12    386,195,641.55    351,086,946.86   210,652,168.12   210,652,168.12
Series Allocable Defaulted Amount                1,716,421.72      3,146,773.15      2,860,702.86     1,716,421.72     1,716,421.72



B. Series Allocations                       Series 2005-3     Series 2005-4     Series 2005-5     Series 2005-6       Series 2005-7
---------------------                       -------------     -------------     -------------     -------------       -------------
Group Number                                            2                 2                 2                 2                   2
Invested Amount                            700,000,000.00    500,000,000.00  1,100,000,000.00    700,000,000.00      700,000,000.00
Adjusted Invested Amount                   700,000,000.00    500,000,000.00  1,100,000,000.00    700,000,000.00      700,000,000.00
Principal Funding Account Balance                    0.00              0.00              0.00              0.00                0.00
Series Required Transferor Amount           49,000,000.00     35,000,000.00     77,000,000.00     49,000,000.00       49,000,000.00
Series Allocation Percentage                        3.31%             2.36%             5.19%             3.31%               3.31%
Series Alloc. Finance Charge
Collections                                 17,429,997.45     12,449,998.18     27,389,995.99     17,429,997.45       17,429,997.45
Series Allocable Recoveries                    583,900.29        417,071.64        917,557.60        583,900.29          583,900.29
Series Alloc. Principal Collections        245,760,862.80    175,543,473.43    386,195,641.55    245,760,862.80      245,760,862.80
Series Allocable Defaulted Amount            2,002,492.00      1,430,351.43      3,146,773.15      2,002,492.00        2,002,492.00

B. Series Allocations                       Series 2005-8                                                               Trust Total
---------------------                       -------------                                                               -----------

Group Number                                            2
Invested Amount                            500,000,000.00                                                         21,175,000,000.00
Adjusted Invested Amount                   500,000,000.00                                                         21,175,000,000.00
Principal Funding Account Balance                    0.00                                                                      0.00
Series Required Transferor Amount           35,000,000.00                                                          1,482,250,000.00
Series Allocation Percentage                         0.02                                                                      100%
Series Alloc. Finance Charge
Collections                                 12,449,998.18                                                            527,257,422.74
Series Allocable Recoveries                    417,071.64                                                             17,662,983.80
Series Alloc. Principal Collections        175,543,473.43                                                          7,434,266,099.77
Series Allocable Defaulted Amount            1,430,351.43                                                             60,575,383.13

C. Group Allocations

1. Group 1 Allocations                      Series 2001-2     Series 2003-4     Series 2004-3                         Group 1 Total
----------------------                      -------------     -------------     -------------                         -------------
Invested Amount                            250,000,000.00    680,000,000.00    600,000,000.00                      1,530,000,000.00
Investor Finance Charge Collections          4,695,371.82     12,761,336.48     11,260,002.78                         28,716,711.08

Investor Monthly Interest                    1,149,781.25      1,113,599.17      2,197,013.33                          4,460,393.75
Investor Default Amount                        539,014.84      1,466,120.37      1,293,635.62                          3,298,770.83
Investor Monthly Fees                          416,666.67      1,133,333.33      1,000,000.00                          2,550,000.00
Investor Additional Amounts                          0.00              0.00              0.00                                  0.00
Total                                        2,105,462.76      3,713,052.87      4,490,648.95                         10,309,164.58

Reallocated Investor Finance Charge
Collections                                  5,112,626.57     11,892,538.42     11,707,842.09                         28,713,007.08
Available Excess                             3,010,867.81      8,179,485.56      7,217,193.14                         18,407,546.50

2. Group 2 Allocations                                                                            Series 2001-1       Series 2001-3
----------------------                                                                            -------------       -------------
Invested Amount                                                                                  750,000,000.00      750,000,000.00
Investor Finance Charge
Collections                                                                                       14,085,605.47       14,085,605.47

Investor Monthly Interest                                                                          2,819,404.17        2,812,486.46
Investor Default Amount                                                                            1,617,044.52        1,617,044.52
Investor Monthly Fees                                                                              1,250,000.00        1,250,000.00
Investor Additional Amounts                                                                                0.00                0.00
Total                                                                                              5,686,448.69        5,679,530.98

Reallocated Investor Finance Charge
Collections                                                                                       14,104,476.08       14,097,558.37
Investment Funding Account Proceeds
Available Excess                                                                                   8,428,629.39        8,428,629.39

2. Group 2 Allocations                      Series 2001-4     Series 2001-5     Series 2001-6     Series 2001-7       Series 2002-1
----------------------                      -------------     -------------     -------------     -------------       -------------
Invested Amount                            725,000,000.00    500,000,000.00    700,000,000.00    650,000,000.00      920,000,000.00
Investor Finance Charge
Collections                                 13,616,084.69      9,383,335.65     13,136,669.91     12,198,336.34       17,265,337.59

Investor Monthly Interest                    2,718,736.91      1,893,861.11      2,618,981.94      2,432,330.69        3,438,940.83
Investor Default Amount                      1,563,143.04      1,078,029.68      1,509,241.56      1,401,438.59        1,983,574.62
Investor Monthly Fees                        1,208,333.33        833,333.33      1,166,666.67      1,083,333.33        1,533,333.33
Investor Additional Amounts                          0.00              0.00              0.00              0.00                0.00
Total                                        5,490,213.28      3,805,224.13      5,294,890.17      4,917,102.61        6,955,848.78

Reallocated Investor Finance Charge
Collections                                 13,627,639.76      9,417,242.39     13,151,715.73     12,212,726.35       17,281,962.38
Investment Funding Account Proceeds
Available Excess                             8,147,674.48      5,612,018.26      7,856,825.56      7,295,623.74       10,326,113.60



2. Group 2 Allocations                   Series 2002-2      Series 2002-3      Series 2002-5     Series 2002-6       Series 2003-1
----------------------                   -------------      -------------      -------------     -------------       -------------
Invested Amount                         940,000,000.00     920,000,000.00     600,000,000.00    720,000,000.00      920,000,000.00
Investor Finance Charge
Collections                              17,640,671.02      17,265,337.59      11,260,002.78     13,512,003.33       17,265,337.59

Investor Monthly Interest                 3,513,094.64       3,437,755.06       2,268,645.83      2,708,020.00        3,438,940.83
Investor Default Amount                   2,026,695.80       1,983,574.62       1,293,635.62      1,552,362.74        1,983,574.62
Investor Monthly Fees                     1,566,666.67       1,533,333.33       1,000,000.00      1,200,000.00        1,533,333.33
Investor Additional Amounts                       0.00               0.00               0.00              0.00                0.00
Total                                     7,106,457.11       6,954,663.00       4,562,281.45      5,460,382.74        6,955,848.78

Reallocated Investor Finance
Charge Collections                       17,657,051.43      17,280,776.60      11,296,703.36     13,541,689.04       17,281,962.38
Investment Funding Account
Proceeds
Available Excess                         10,550,594.33      10,326,113.60       6,734,421.91      8,081,306.29       10,326,113.60

2. Group 2 Allocations                   Series 2003-2      Series 2003-3      Series 2004-1     Series 2004-2       Series 2004-4
----------------------                   -------------      -------------      -------------     -------------       -------------
Invested Amount                       1,100,000,000.00     750,000,000.00     800,000,000.00    400,000,000.00    1,100,000,000.00
Investor Finance Charge
Collections                              20,643,338.42      14,075,003.47      15,013,337.04      7,506,668.52       20,643,338.42

Investor Monthly Interest                 4,109,650.42       2,801,067.71       2,967,698.89      1,514,444.44        4,083,598.75
Investor Default Amount                   2,371,665.30       1,617,044.52       1,724,847.49        862,423.75        2,371,665.30
Investor Monthly Fees                     1,833,333.33       1,250,000.00       1,333,333.33        666,666.67        1,833,333.33
Investor Additional Amounts                       0.00               0.00               0.00              0.00                0.00
Total                                     8,314,649.05       5,668,112.23       6,025,879.71      3,043,534.86        8,288,597.38

Reallocated Investor Finance
Charge Collections                       20,661,089.22      14,086,139.62      15,005,108.93      7,533,149.46       20,635,037.55
Investment Funding Account
Proceeds
Available Excess                         12,346,440.17       8,418,027.39       8,979,229.21      4,489,614.61       12,346,440.17

2. Group 2 Allocations                   Series 2004-5      Series 2005-1      Series 2005-2     Series 2005-3       Series 2005-4
----------------------                   -------------      -------------      -------------     -------------       -------------
Invested Amount                       1,000,000,000.00     600,000,000.00     600,000,000.00    700,000,000.00      500,000,000.00
Investor Finance Charge
Collections                              18,766,671.29      11,260,002.78      11,260,002.78     13,136,669.91        9,383,335.65

Investor Monthly Interest                 3,709,825.00       2,191,312.50       2,232,323.33      2,539,191.67        1,846,736.11
Investor Default Amount                   2,156,059.36       1,293,635.62       1,293,635.62      1,509,241.56        1,078,029.68
Investor Monthly Fees                     1,666,666.67       1,000,000.00       1,000,000.00      1,166,666.67          833,333.33
Investor Additional Amounts                       0.00               0.00               0.00              0.00                0.00
Total                                     7,532,551.03       4,484,948.12       4,525,958.95      5,215,099.89        3,758,099.13

Reallocated Investor Finance
Charge Collections                       18,756,587.55      11,219,370.03      11,260,380.86     13,071,925.45        9,370,117.39
Investment Funding Account
Proceeds
Available Excess                         11,224,036.52       6,734,421.91       6,734,421.91      7,856,825.56        5,612,018.26

2. Group 2 Allocations                   Series 2005-5      Series 2005-6      Series 2005-7     Series 2005-8       Group 2 Total
----------------------                   -------------      -------------      -------------     -------------       -------------
Invested Amount                       1,100,000,000.00     700,000,000.00     700,000,000.00    500,000,000.00   19,645,000,000.00
Investor Finance Charge
Collections                              20,643,338.42      13,136,669.91      13,136,669.91      9,383,335.65      368,702,709.57

Investor Monthly Interest                 4,027,995.28       2,539,191.67       2,585,768.89      1,827,604.17       73,077,607.30
Investor Default Amount                   2,371,665.30       1,509,241.56       1,509,241.56      1,078,029.68       42,355,786.21
Investor Monthly Fees                     1,833,333.33       1,166,666.67       1,166,666.67        833,333.33       32,741,666.67
Investor Additional Amounts                       0.00               0.00               0.00              0.00                0.00
Total                                     8,232,993.91       5,215,099.89       5,261,677.11      3,738,967.18      148,175,060.18

Reallocated Investor Finance
Charge Collections                       20,579,434.08      13,071,925.45      13,118,502.67      9,350,985.44      368,671,257.57
Investment Funding Account
Proceeds
Available Excess                         12,346,440.17       7,856,825.56       7,856,825.56      5,612,018.26      220,527,649.39

                                            GROUP I           GROUP II
Group Investor Finance Charge
Collections                              28,713,007.08     368,671,257.57
Group Expenses                           10,309,164.58     148,175,060.18
Reallocable Investor Finance
Charge Collections                       18,403,842.50     220,496,197.39

D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                     261,627,351
61-90 Days Delinquent:                     144,458,288
90+ Days Delinquent:                       230,763,779
Total 30+ Days Delinquent:                 636,849,418



IV. Series 2001-1 Certificates
---------------------------------------------------------------------------------------------------------------------------------
                                                              Series          Total Investor      Transferors
A. Investor/Transferor Allocations                         Allocations           Interest           Interest
----------------------------------                         -----------           --------           --------
Beginning Invested /Transferor Amount                    995,115,061.74      750,000,000.00     245,115,061.74
Beginning Adjusted Invested Amount                                  N/A      750,000,000.00                N/A
Floating Allocation Percentage                                      N/A            75.3682%           24.6318%
Principal Allocation Percentage                                     N/A            75.3682%           24.6318%
Collections of Finance Chg. Receivables                   18,674,997.26       14,085,605.47       4,599,993.79
Collections of Principal Receivables                     263,315,210.15      198,455,852.19      64,859,357.95
Defaulted Amount                                           2,145,527.15        1,617,044.52         528,482.62

Ending Invested / Transferor Amounts                     954,306,554.65      750,000,000.00     204,306,554.65


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B            Interest            Total
--------------------------------------                         -------             -------            --------            -----

Principal Funding Account                                          0.00                0.00               0.00              0.00
Investment Proceeds for Monthly Period                             0.00                0.00               0.00              0.00
Reserve Account Opening Balance                            3,093,750.00                0.00               0.00      3,093,750.00
Reserve Account Deposit                                            0.00                0.00               0.00              0.00
Reserve Draw Amount                                                0.00                0.00               0.00              0.00
Reserve Account Surplus                                    3,093,750.00                0.00               0.00      3,093,750.00
Reserve Account Closing Balance                                    0.00                0.00               0.00              0.00

Coupon Determination Date                              January 13, 2006    January 13, 2006   January 13, 2006
Coupon January 17, 2006 - February 14, 2006                     4.6100%             4.8900%            4.9700%
Monthly Interest Due                                       2,297,796.88          236,350.00         285,257.29      2,819,404.17
Outstanding Monthly Interest Due                                   0.00                0.00               0.00              0.00
Additional Interest Due                                            0.00                0.00               0.00              0.00
Total Interest Due                                         2,297,796.88          236,350.00         285,257.29      2,819,404.17
Investor Default Amount                                    1,334,061.73          129,363.56         153,619.23      1,617,044.52
Investor Monthly Fees Due                                  1,031,250.00          100,000.00         118,750.00      1,250,000.00
Investor Additional Amounts Due
Total Due                                                  4,663,108.61          465,713.56         557,626.52      5,686,448.69

Reallocated Investor Finance Charge Collections                                                                    14,104,476.08
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                            10,602.00
Series Adjusted Portfolio Yield                                                                                         19.6206%
Base Rate                                                                                                                6.8291%
Excess Spread Percentage                                                                                                13.4858%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B            Interest            Total
--------------------------------------------                   -------             -------            --------            -----

Beginning Certificates Balance                           618,750,000.00       60,000,000.00      71,250,000.00    750,000,000.00
Interest Distributions                                     2,297,796.88          236,350.00         285,257.29      2,819,404.17
Principal Deposits - Prin. Funding Account               618,750,000.00       60,000,000.00               0.00    678,750,000.00
Principal Distributions                                  618,750,000.00       60,000,000.00      71,250,000.00    750,000,000.00
Total Distributions                                      621,047,796.88       60,236,350.00      71,535,257.29    752,819,404.17
Ending Certificates Balance                                        0.00                0.00               0.00              0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                           $1,003.71

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.71

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                              $1,000.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                      $1,003.94

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.94

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                              $1,000.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $71,535,257.29

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $285,257.29

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                    $71,250,000.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,644,939.41

          a.   Class A Monthly Interest:                                                         $2,297,796.88
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $1,334,061.73
          e.   Excess Spread:                                                                    $8,013,080.81

     2.   Class B Available Funds:                                                               $1,129,206.25

          a.   Class B Monthly Interest:                                                           $236,350.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $892,856.25

     3.   Collateral Available Funds:                                                            $1,340,932.42

          a.   Excess Spread:                                                                    $1,340,932.42

     4.   Total Excess Spread:                                                                  $10,246,869.47

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2001-1 Allocable Principal
          Collections:                                                                         $263,315,210.15

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                                                         $198,455,852.19

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $198,455,852.19

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,617,044.52

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $200,072,896.72

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                                       N/A

     2.   Required Collateral Invested Amount                                                              N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     4.   Treated as Shared Principal Collections:                                                         N/A



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                           $678,750,000.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                             $71,250,000.00

     3.   Principal Distribution:                                                              $750,000,000.00

     4.   Treated as Shared Principal Collections:                                                       $0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                                                        $10,246,869.47
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $129,363.56
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $285,257.29
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $153,619.23
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $8,428,629.39

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8291%
          b.   Prior Monthly Period                                                                    6.4728%
          c.   Second Prior Monthly Period                                                             6.4043%

     2.   Three Month Average Base Rate                                                                6.5688%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.6039%
          b.   Prior Monthly Period                                                                   18.6507%
          c.   Second Prior Monthly Period                                                            14.4445%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.5664%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes



V. Series 2001-2 Certificates
--------------------------------------------------------------------------------------------------------------------------------
                                                              Series         Total Investor     Transferors
A. Investor/Transferor Allocations                         Allocations          Interest          Interest
----------------------------------                         -----------          --------          --------
Beginning Invested /Transferor Amount                    331,705,020.58     250,000,000.00     81,705,020.58
Beginning Adjusted Invested Amount                                  N/A     250,000,000.00               N/A
Floating Allocation Percentage                                      N/A           75.3682%          24.6318%
Principal Allocation Percentage                                     N/A           75.3682%          24.6318%
Collections of Finance Chg. Receivables                    6,224,999.09       4,695,371.82      1,533,331.26
Collections of Principal Receivables                      87,771,736.72      66,151,950.73     21,619,785.98
Defaulted Amount                                             715,175.72         539,014.84        176,160.87

Ending Invested / Transferor Amounts                     318,102,184.88     250,000,000.00     68,102,184.88


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A            Class B           Interest             Total
--------------------------------------                        -------            -------           --------             -----

Principal Funding Account                                          0.00               0.00              0.00               0.00
Investment Proceeds for Monthly Period                             0.00               0.00              0.00               0.00
Reserve Account Opening Balance                            1,081,250.00               0.00              0.00       1,081,250.00
Reserve Account Deposit                                            0.00               0.00              0.00               0.00
Reserve Draw Amount                                                0.00               0.00              0.00               0.00
Reserve Account Surplus                                            0.00               0.00              0.00               0.00
Reserve Account Closing Balance                            1,081,250.00               0.00              0.00       1,081,250.00

Coupon Determination Date                              January 13, 2006   January 13, 2006  January 13, 2006
Coupon January 17, 2006 - February 14, 2006                     5.5300%            5.8300%           5.3200%
Monthly Interest Due                                         996,552.08          72,875.00         80,354.17       1,149,781.25
Outstanding Monthly Interest Due                                   0.00               0.00              0.00               0.00
Additional Interest Due                                            0.00               0.00              0.00               0.00
Total Interest Due                                           996,552.08          72,875.00         80,354.17       1,149,781.25
Investor Default Amount                                      466,247.84          32,340.89         40,426.11         539,014.84
Investor Monthly Fees Due                                    360,416.67          25,000.00         31,250.00         416,666.67
Investor Additional Amounts Due
Total Due                                                  1,823,216.59         130,215.89        152,030.28       2,105,462.76

Reallocated Investor Finance Charge Collections                                                                    5,112,626.57
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                            3,704.00
Series Adjusted Portfolio Yield                                                                                        21.5577%
Base Rate                                                                                                               7.8863%
Excess Spread Percentage                                                                                               14.4522%

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A            Class B           Interest             Total
--------------------------------------------                  -------            -------           --------             -----

Beginning Certificates Balance                           216,250,000.00      15,000,000.00     18,750,000.00     250,000,000.00
Interest Distributions                                       996,552.08          72,875.00         80,354.17       1,149,781.25
Principal Deposits - Prin. Funding Account                         0.00               0.00              0.00               0.00
Principal Distributions                                            0.00               0.00              0.00               0.00
Total Distributions                                          996,552.08          72,875.00         80,354.17       1,149,781.25
Ending Certificates Balance                              216,250,000.00      15,000,000.00     18,750,000.00     250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                              $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.61

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                          $80,354.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                         $80,354.17

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $4,425,625.94

          a.   Class A Monthly Interest:                                                           $996,552.08
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                       $466,247.84
          e.   Excess Spread:                                                                    $2,962,826.02

     2.   Class B Available Funds:                                                                 $306,979.83

          a.   Class B Monthly Interest:                                                            $72,875.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $234,104.83

     3.   Collateral Available Funds:                                                              $383,724.79

          a.   Excess Spread:                                                                      $383,724.79

     4.   Total Excess Spread:                                                                   $3,580,655.64

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2001-2 Allocable Principal
          Collections:                                                                          $87,771,736.72

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                                                          $66,151,950.73

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                  $66,151,950.73

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                             $539,014.84

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                               $66,690,965.57

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $18,750,000.00

     2.   Required Collateral Invested Amount                                                   $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                              $66,690,965.57



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                                                         $3,580,655.64
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $32,340.89
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                   $80,354.17
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                        $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                          $40,426.11
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $3,010,867.81

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.8863%
          b.   Prior Monthly Period                                                                    6.9717%
          c.   Second Prior Monthly Period                                                             7.6103%

     2.   Three Month Average Base Rate                                                                7.4894%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 21.5402%
          b.   Prior Monthly Period                                                                   20.5808%
          c.   Second Prior Monthly Period                                                            16.3563%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.4925%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes



VI. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations          Interest            Interest
----------------------------------                       -----------          --------            --------
Beginning Invested /Transferor Amount                  995,115,061.74     750,000,000.00      245,115,061.74
Beginning Adjusted Invested Amount                                N/A     750,000,000.00                 N/A
Floating Allocation Percentage                                    N/A           75.3682%            24.6318%
Principal Allocation Percentage                                   N/A           75.3682%            24.6318%
Collections of Finance Chg. Receivables                 18,674,997.26      14,085,605.47        4,599,993.79
Collections of Principal Receivables                   263,315,210.15     198,455,852.19       64,859,357.95
Defaulted Amount                                         2,145,527.15       1,617,044.52          528,482.62

Ending Invested / Transferor Amounts                   954,306,554.65     750,000,000.00      204,306,554.65


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A            Class B             Interest                Total
--------------------------------------                       -------            -------             --------                -----

Principal Funding Account                                        0.00               0.00                0.00                  0.00
Investment Proceeds for Monthly Period                           0.00               0.00                0.00                  0.00
Reserve Account Opening Balance                          3,093,750.00               0.00                0.00          3,093,750.00
Reserve Account Deposit                                          0.00               0.00                0.00                  0.00
Reserve Draw Amount                                              0.00               0.00                0.00                  0.00
Reserve Account Surplus                                          0.00               0.00                0.00                  0.00
Reserve Account Closing Balance                          3,093,750.00               0.00                0.00          3,093,750.00

Coupon Determination Date                            January 13, 2006   January 13, 2006    January 13, 2006
Coupon January 17, 2006 - February 14, 2006                   4.6000%            4.8500%             4.9700%
Monthly Interest Due                                     2,292,812.50         234,416.67          285,257.29          2,812,486.46
Outstanding Monthly Interest Due                                 0.00               0.00                0.00                  0.00
Additional Interest Due                                          0.00               0.00                0.00                  0.00
Total Interest Due                                       2,292,812.50         234,416.67          285,257.29          2,812,486.46
Investor Default Amount                                  1,334,061.73         129,363.56          153,619.23          1,617,044.52
Investor Monthly Fees Due                                1,031,250.00         100,000.00          118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                                4,658,124.23         463,780.23          557,626.52          5,679,530.98

Reallocated Investor Finance Charge Collections                                                                      14,097,558.37
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                              10,602.00
Series Adjusted Portfolio Yield                                                                                           19.6097%
Base Rate                                                                                                                  6.8175%
Excess Spread Percentage                                                                                                  13.4858%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A            Class B             Interest                Total
--------------------------------------------                 -------            -------             --------                -----

Beginning Certificates Balance                         618,750,000.00      60,000,000.00       71,250,000.00        750,000,000.00
Interest Distributions                                   2,292,812.50         234,416.67          285,257.29          2,812,486.46
Principal Deposits - Prin. Funding Account                       0.00               0.00                0.00                  0.00
Principal Distributions                                          0.00               0.00                0.00                  0.00
Total Distributions                                      2,292,812.50         234,416.67          285,257.29          2,812,486.46
Ending Certificates Balance                            618,750,000.00      60,000,000.00       71,250,000.00        750,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                              $3.71

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.71

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.91

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.91

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $285,257.29

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $285,257.29

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,639,232.31

          a.   Class A Monthly Interest:                                                         $2,292,812.50
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $1,334,061.73
          e.   Excess Spread:                                                                    $8,012,358.07

     2.   Class B Available Funds:                                                               $1,128,652.83

          a.   Class B Monthly Interest:                                                           $234,416.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $894,236.16

     3.   Collateral Available Funds:                                                            $1,340,275.24

          a.   Excess Spread:                                                                   $1,340,275.24

     4.   Total Excess Spread:                                                                 $10,246,869.47

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2001-3 Allocable Principal
          Collections:                                                                         $263,315,210.15

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                                                         $198,455,852.19

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $198,455,852.19

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,617,044.52

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $200,072,896.72

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $71,250,000.00

     2.   Required Collateral Invested Amount                                                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $200,072,896.72



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                                                        $10,246,869.47
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $129,363.56
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $285,257.29
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $153,619.23
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $8,428,629.39

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8175%
          b.   Prior Monthly Period                                                                    6.4612%
          c.   Second Prior Monthly Period                                                             6.3927%

     2.   Three Month Average Base Rate                                                                6.5571%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5931%
          b.   Prior Monthly Period                                                                   18.6383%
          c.   Second Prior Monthly Period                                                            14.4332%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.5549%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes



VII. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations           Interest            Interest
----------------------------------                       -----------           --------            --------
Beginning Invested /Transferor Amount                  961,944,559.69      725,000,000.00      236,944,559.69
Beginning Adjusted Invested Amount                                N/A      725,000,000.00                 N/A
Floating Allocation Percentage                                    N/A            75.3682%            24.6318%
Principal Allocation Percentage                                   N/A            75.3682%            24.6318%
Collections of Finance Chg. Receivables                 18,052,497.35       13,616,084.69        4,446,660.67
Collections of Principal Receivables                   254,538,036.47      191,840,657.12       62,697,379.35
Defaulted Amount                                         2,074,009.58        1,563,143.04          510,866.54

Ending Invested / Transferor Amounts                   922,496,336.16      725,000,000.00      197,496,336.16


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A             Class B             Interest              Total
--------------------------------------                        -------             -------             --------              -----

Principal Funding Account                                        0.00                0.00                0.00                0.00
Investment Proceeds for Monthly Period                           0.00                0.00                0.00                0.00
Reserve Account Opening Balance                          2,990,625.00                0.00                0.00        2,990,625.00
Reserve Account Deposit                                          0.00                0.00                0.00                0.00
Reserve Draw Amount                                              0.00                0.00                0.00                0.00
Reserve Account Surplus                                          0.00                0.00                0.00                0.00
Reserve Account Closing Balance                          2,990,625.00                0.00                0.00        2,990,625.00

Coupon Determination Date                            January 13, 2006    January 13, 2006    January 13, 2006
Coupon January 17, 2006 - February 14, 2006                   4.6000%             4.8500%             4.9700%
Monthly Interest Due                                     2,216,385.42          226,602.78          275,748.72        2,718,736.91
Outstanding Monthly Interest Due                                 0.00                0.00                0.00                0.00
Additional Interest Due                                          0.00                0.00                0.00                0.00
Total Interest Due                                       2,216,385.42          226,602.78          275,748.72        2,718,736.91
Investor Default Amount                                  1,289,593.01          125,051.44          148,498.59        1,563,143.04
Investor Monthly Fees Due                                  996,875.00           96,666.67          114,791.67        1,208,333.33
Investor Additional Amounts Due
Total Due                                                4,502,853.42          448,320.89          539,038.97        5,490,213.28

Reallocated Investor Finance Charge Collections                                                                     13,627,639.76
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                             10,248.00
Series Adjusted Portfolio Yield                                                                                          19.6097%
Base Rate                                                                                                                 6.8175%
Excess Spread Percentage                                                                                                 13.4858%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A             Class B             Interest              Total
--------------------------------------------                  -------             -------             --------              -----

Beginning Certificates Balance                         598,125,000.00       58,000,000.00       68,875,000.00      725,000,000.00
Interest Distributions                                   2,216,385.42          226,602.78          275,748.72        2,718,736.91
Principal Deposits - Prin. Funding Account                       0.00                0.00                0.00                0.00
Principal Distributions                                          0.00                0.00                0.00                0.00
Total Distributions                                      2,216,385.42          226,602.78          275,748.72        2,718,736.91
Ending Certificates Balance                            598,125,000.00       58,000,000.00       68,875,000.00      725,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.71

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.71

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.91

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.91

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $275,748.72

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $275,748.72

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,251,257.40

          a.   Class A Monthly Interest:                                                         $2,216,385.42
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,289,593.01
          e.   Excess Spread:                                                                    $7,745,278.98

     2.   Class B Available Funds:                                                               $1,091,031.02

          a.   Class B Monthly Interest:                                                           $226,602.78
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $864,428.24

     3.   Collateral Available Funds:                                                            $1,295,599.34

          a.   Excess Spread:                                                                   $1,295,599.34

     4.   Total Excess Spread:                                                                  $9,905,306.56

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2001-4 Allocable Principal
          Collections:                                                                         $254,538,036.47

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                                                         $191,840,657.12

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $191,840,657.12

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,563,143.04

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $193,403,800.16

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $68,875,000.00

     2.   Required Collateral Invested Amount                                                   $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $193,403,800.16



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                                                         $9,905,306.56
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $125,051.44
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $275,748.72
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $148,498.59
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $8,147,674.48

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8175%
          b.   Prior Monthly Period                                                                    6.4612%
          c.   Second Prior Monthly Period                                                             6.3927%

     2.   Three Month Average Base Rate                                                                6.5571%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5931%
          b.   Prior Monthly Period                                                                   18.6383%
          c.   Second Prior Monthly Period                                                            14.4332%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.5549%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes



VIII. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor      Transferors
A. Investor/Transferor Allocations                        Allocations          Interest           Interest
----------------------------------                        -----------          --------           --------
Beginning Invested /Transferor Amount                   663,410,041.16     500,000,000.00     163,410,041.16
Beginning Adjusted Invested Amount                                 N/A     500,000,000.00                N/A
Floating Allocation Percentage                                     N/A           75.3682%           24.6318%
Principal Allocation Percentage                                    N/A           75.3682%           24.6318%
Collections of Finance Chg. Receivables                  12,449,998.18       9,383,335.65       3,066,662.53
Collections of Principal Receivables                    175,543,473.43     132,303,901.46      43,239,571.97
Defaulted Amount                                          1,430,351.43       1,078,029.68         352,321.75

Ending Invested / Transferor Amounts                    636,204,369.77     500,000,000.00     136,204,369.77


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                         Class A            Class B            Interest                Total
--------------------------------------                         -------            -------            --------                -----

Principal Funding Account                                         0.00               0.00               0.00                  0.00
Investment Proceeds for Monthly Period                            0.00               0.00               0.00                  0.00
Reserve Account Opening Balance                                   0.00               0.00               0.00                  0.00
Reserve Account Deposit                                           0.00               0.00               0.00                  0.00
Reserve Draw Amount                                               0.00               0.00               0.00                  0.00
Reserve Account Surplus                                           0.00               0.00               0.00                  0.00
Reserve Account Closing Balance                                   0.00               0.00               0.00                  0.00

Coupon Determination Date                             January 13, 2006   January 13, 2006   January 13, 2006
Coupon January 17, 2006 - February 14, 2006                    4.6500%            4.9200%            4.9700%
Monthly Interest Due                                      1,545,156.25         158,533.33         190,171.53          1,893,861.11
Outstanding Monthly Interest Due                                  0.00               0.00               0.00                  0.00
Additional Interest Due                                           0.00               0.00               0.00                  0.00
Total Interest Due                                        1,545,156.25         158,533.33         190,171.53          1,893,861.11
Investor Default Amount                                     889,374.49          86,242.37         102,412.82          1,078,029.68
Investor Monthly Fees Due                                   687,500.00          66,666.67          79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                                 3,122,030.74         311,442.37         371,751.01          3,805,224.13

Reallocated Investor Finance Charge Collections                                                                       9,417,242.39
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           19.6375%
Base Rate                                                                                                                  6.8650%
Excess Spread Percentage                                                                                                  13.4688%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                   Class A            Class B            Interest                Total
--------------------------------------------                   -------            -------            --------                -----

Beginning Certificates Balance                          412,500,000.00      40,000,000.00      47,500,000.00        500,000,000.00
Interest Distributions                                    1,545,156.25         158,533.33         190,171.53          1,893,861.11
Principal Deposits - Prin. Funding Account                        0.00               0.00               0.00                  0.00
Principal Distributions                                           0.00               0.00               0.00                  0.00
Total Distributions                                       1,545,156.25         158,533.33         190,171.53          1,893,861.11
Ending Certificates Balance                             412,500,000.00      40,000,000.00      47,500,000.00        500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.75

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.75

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.96

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.96

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $190,171.53

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $190,171.53

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,769,224.97

          a.   Class A Monthly Interest:                                                         $1,545,156.25
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                       $889,374.49
          e.   Excess Spread:                                                                    $5,334,694.23

     2.   Class B Available Funds:                                                                 $753,379.39

          a.   Class B Monthly Interest:                                                           $158,533.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $594,846.06

     3.   Collateral Available Funds:                                                              $894,638.03

          a.   Excess Spread:                                                                     $894,638.03

     4.   Total Excess Spread:                                                                  $6,824,178.31

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2001-5 Allocable Principal
          Collections:                                                                         $175,543,473.43

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                                                         $132,303,901.46

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $132,303,901.46

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,078,029.68

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $133,381,931.14

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $47,500,000.00

     2.   Required Collateral Invested Amount                                                   $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $133,381,931.14



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.   Excess Spread:                                                                         $6,824,178.31
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $86,242.37
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $190,171.53
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                        $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $102,412.82
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,612,018.26

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8650%
          b.   Prior Monthly Period                                                                    6.5087%
          c.   Second Prior Monthly Period                                                             6.4402%

     2.   Three Month Average Base Rate                                                                6.6047%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.6375%
          b.   Prior Monthly Period                                                                   18.6889%
          c.   Second Prior Monthly Period                                                            14.4792%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.6019%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes



IX. Series 2001-6 Certificates
--------------------------------------------------------------------------------------------------------------------------------
                                                            Series        Total Investor      Transferors
A. Investor/Transferor Allocations                       Allocations         Interest           Interest
----------------------------------                       -----------         --------           --------
Beginning Invested /Transferor Amount                 928,774,057.63    700,000,000.00     228,774,057.63
Beginning Adjusted Invested Amount                               N/A    700,000,000.00                N/A
Floating Allocation Percentage                                   N/A          75.3682%           24.6318%
Principal Allocation Percentage                                  N/A          75.3682%           24.6318%
Collections of Finance Chg. Receivables                17,429,997.45     13,136,669.91       4,293,327.54
Collections of Principal Receivables                  245,760,862.80    185,225,462.05      60,535,400.76
Defaulted Amount                                        2,002,492.00      1,509,241.56         493,250.45

Ending Invested / Transferor Amounts                  890,686,117.67    700,000,000.00     190,686,117.67


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                       Class A           Class B            Interest                Total
--------------------------------------                       -------           -------            --------                -----

Principal Funding Account                                       0.00              0.00               0.00                  0.00
Investment Proceeds for Monthly Period                          0.00              0.00               0.00                  0.00
Reserve Account Opening Balance                                 0.00              0.00               0.00                  0.00
Reserve Account Deposit                                 2,887,500.00              0.00               0.00          2,887,500.00
Reserve Draw Amount                                             0.00              0.00               0.00                  0.00
Reserve Account Surplus                                         0.00              0.00               0.00                  0.00
Reserve Account Closing Balance                         2,887,500.00              0.00               0.00          2,887,500.00

Coupon Determination Date                           January 13, 2006  January 13, 2006   January 13, 2006
Coupon January 17, 2006 - February 14, 2006                  4.5900%           4.8200%            4.9700%
Monthly Interest Due                                    2,135,306.25        217,435.56         266,240.14          2,618,981.94
Outstanding Monthly Interest Due                                0.00              0.00               0.00                  0.00
Additional Interest Due                                         0.00              0.00               0.00                  0.00
Total Interest Due                                      2,135,306.25        217,435.56         266,240.14          2,618,981.94
Investor Default Amount                                 1,245,124.28        120,739.32         143,377.95          1,509,241.56
Investor Monthly Fees Due                                 962,500.00         93,333.33         110,833.33          1,166,666.67
Investor Additional Amounts Due
Total Due                                               4,342,930.53        431,508.21         520,451.42          5,294,890.17

Reallocated Investor Finance Charge Collections                                                                   13,151,715.73
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        19.5830%
Base Rate                                                                                                               6.8067%
Excess Spread Percentage                                                                                               13.4688%

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                 Class A           Class B            Interest                Total
--------------------------------------------                 -------           -------            --------                -----

Beginning Certificates Balance                        577,500,000.00     56,000,000.00      66,500,000.00        700,000,000.00
Interest Distributions                                  2,135,306.25        217,435.56         266,240.14          2,618,981.94
Principal Deposits - Prin. Funding Account                      0.00              0.00               0.00                  0.00
Principal Distributions                                         0.00              0.00               0.00                  0.00
Total Distributions                                     2,135,306.25        217,435.56         266,240.14          2,618,981.94
Ending Certificates Balance                           577,500,000.00     56,000,000.00      66,500,000.00        700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.70

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.70

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $266,240.14

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $266,240.14

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,850,165.48

          a.   Class A Monthly Interest:                                                         $2,135,306.25
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $1,245,124.28
          e.   Excess Spread:                                                                    $7,469,734.94

     2.   Class B Available Funds:                                                               $1,052,137.26

          a.   Class B Monthly Interest:                                                           $217,435.56
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $834,701.70

     3.   Collateral Available Funds:                                                            $1,249,412.99

          a.   Excess Spread:                                                                    $1,249,412.99

     4.   Total Excess Spread:                                                                   $9,553,849.64

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2001-6 Allocable Principal
          Collections:                                                                         $245,760,862.80

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                                                         $185,225,462.05

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $185,225,462.05

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,509,241.56

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $186,734,703.60

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $66,500,000.00

     2.   Required Collateral Invested Amount                                                   $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $186,734,703.60



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.   Excess Spread:                                                                         $9,553,849.64
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $120,739.32
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $266,240.14
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $143,377.95
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                          $2,887,500.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $4,969,325.56

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8067%
          b.   Prior Monthly Period                                                                    6.4504%
          c.   Second Prior Monthly Period                                                             6.3819%

     2.   Three Month Average Base Rate                                                                6.5464%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5830%
          b.   Prior Monthly Period                                                                   18.6268%
          c.   Second Prior Monthly Period                                                            14.4228%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.5442%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes



X. Series 2001-7 Certificates
---------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations          Interest            Interest
----------------------------------                        -----------          --------            --------

Beginning Invested /Transferor Amount                   862,433,053.51     650,000,000.00      212,433,053.51
Beginning Adjusted Invested Amount                                 N/A     650,000,000.00                 N/A
Floating Allocation Percentage                                     N/A           75.3682%            24.6318%
Principal Allocation Percentage                                    N/A           75.3682%            24.6318%
Collections of Finance Chg. Receivables                  16,184,997.63      12,198,336.34        3,986,661.29
Collections of Principal Receivables                    228,206,515.46     171,995,071.90       56,211,443.56
Defaulted Amount                                          1,859,456.86       1,401,438.59          458,018.27

Ending Invested / Transferor Amounts                    827,065,680.70     650,000,000.00      177,065,680.70


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A            Class B             Interest              Total
--------------------------------------                         -------            -------             --------              -----

Principal Funding Account                                         0.00               0.00                0.00                0.00
Investment Proceeds for Monthly Period                            0.00               0.00                0.00                0.00
Reserve Account Opening Balance                                   0.00               0.00                0.00                0.00
Reserve Account Deposit                                           0.00               0.00                0.00                0.00
Reserve Draw Amount                                               0.00               0.00                0.00                0.00
Reserve Account Surplus                                           0.00               0.00                0.00                0.00
Reserve Account Closing Balance                                   0.00               0.00                0.00                0.00

Coupon Determination Date                             January 13, 2006   January 13, 2006    January 13, 2006
Coupon January 17, 2006 - February 14, 2006                    4.5900%            4.8300%             4.9700%
Monthly Interest Due                                      1,982,784.38         202,323.33          247,222.99        2,432,330.69
Outstanding Monthly Interest Due                                  0.00               0.00                0.00                0.00
Additional Interest Due                                           0.00               0.00                0.00                0.00
Total Interest Due                                        1,982,784.38         202,323.33          247,222.99        2,432,330.69
Investor Default Amount                                   1,156,186.83         112,115.09          133,136.67        1,401,438.59
Investor Monthly Fees Due                                   893,750.00          86,666.67          102,916.67        1,083,333.33
Investor Additional Amounts Due
Total Due                                                 4,032,721.21         401,105.09          483,276.32        4,917,102.61

Reallocated Investor Finance Charge Collections                                                                     12,212,726.35
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          19.5837%
Base Rate                                                                                                                 6.8075%
Excess Spread Percentage                                                                                                 13.4688%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                  Class A            Class B             Interest              Total
                                                              -------            -------             --------              -----

Beginning Certificates Balance                          536,250,000.00      52,000,000.00       61,750,000.00      650,000,000.00
Interest Distributions                                    1,982,784.38         202,323.33          247,222.99        2,432,330.69
Principal Deposits - Prin. Funding Account                        0.00               0.00                0.00                0.00
Principal Distributions                                           0.00               0.00                0.00                0.00
Total Distributions                                       1,982,784.38         202,323.33          247,222.99        2,432,330.69
Ending Certificates Balance                             536,250,000.00      52,000,000.00       61,750,000.00      650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.70

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.70

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.89

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.89

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $247,222.99

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $247,222.99

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,075,499.24

          a.   Class A Monthly Interest:                                                         $1,982,784.38
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $1,156,186.83
          e.   Excess Spread:                                                                    $6,936,528.03

     2.   Class B Available Funds:                                                                 $977,018.11

          a.   Class B Monthly Interest:                                                           $202,323.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $774,694.77

     3.   Collateral Available Funds:                                                            $1,160,209.00

          a.   Excess Spread:                                                                    $1,160,209.00

     4.   Total Excess Spread:                                                                   $8,871,431.81

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2001-7 Allocable Principal
          Collections:                                                                         $228,206,515.46

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                                                         $171,995,071.90

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $171,995,071.90

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,401,438.59

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $173,396,510.49

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $61,750,000.00

     2.   Required Collateral Invested Amount                                                   $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $173,396,510.49



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.   Excess Spread:                                                                         $8,871,431.81
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $112,115.09
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $247,222.99
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $133,136.67
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,295,623.74

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8075%
          b.   Prior Monthly Period                                                                    6.4512%
          c.   Second Prior Monthly Period                                                             6.3827%

     2.   Three Month Average Base Rate                                                                6.5472%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5837%
          b.   Prior Monthly Period                                                                   18.6277%
          c.   Second Prior Monthly Period                                                            14.4236%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.5450%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes



XI. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Series        Total Investor      Transferors
A. Investor/Transferor Allocations                         Allocations         Interest           Interest
----------------------------------                         -----------         --------           --------
Beginning Invested /Transferor Amount                  1,220,674,475.74    920,000,000.00     300,674,475.74
Beginning Adjusted Invested Amount                                  N/A    920,000,000.00                N/A
Floating Allocation Percentage                                      N/A          75.3682%           24.6318%
Principal Allocation Percentage                                     N/A          75.3682%           24.6318%
Collections of Finance Chg. Receivables                   22,907,996.64     17,265,337.59       5,642,659.05
Collections of Principal Receivables                     322,999,991.11    243,439,178.69      79,560,812.42
Defaulted Amount                                           2,631,846.63      1,983,574.62         648,272.02

Ending Invested / Transferor Amounts                   1,170,616,040.37    920,000,000.00     250,616,040.37


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                          Class A           Class B            Interest              Total
--------------------------------------                          -------           -------            --------              -----

Principal Funding Account                                          0.00              0.00               0.00                0.00
Investment Proceeds for Monthly Period                             0.00              0.00               0.00                0.00
Reserve Account Opening Balance                                    0.00              0.00               0.00                0.00
Reserve Account Deposit                                            0.00              0.00               0.00                0.00
Reserve Draw Amount                                                0.00              0.00               0.00                0.00
Reserve Account Surplus                                            0.00              0.00               0.00                0.00
Reserve Account Closing Balance                                    0.00              0.00               0.00                0.00

Coupon Determination Date                              January 13, 2006  January 13, 2006   January 13, 2006
Coupon January 17, 2006 - February 14, 2006                     4.5800%           4.8700%            4.9700%
Monthly Interest Due                                       2,800,288.33        288,736.89         349,915.61        3,438,940.83
Outstanding Monthly Interest Due                                   0.00              0.00               0.00                0.00
Additional Interest Due                                            0.00              0.00               0.00                0.00
Total Interest Due                                         2,800,288.33        288,736.89         349,915.61        3,438,940.83
Investor Default Amount                                    1,636,449.06        158,685.97         188,439.59        1,983,574.62
Investor Monthly Fees Due                                  1,265,000.00        122,666.67         145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                                  5,701,737.39        570,089.52         684,021.87        6,955,848.78

Reallocated Investor Finance Charge Collections                                                                    17,281,962.38
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         19.5789%
Base Rate                                                                                                                6.8024%
Excess Spread Percentage                                                                                                13.4688%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                    Class A           Class B            Interest              Total
--------------------------------------------                    -------           -------            --------              -----

Beginning Certificates Balance                           759,000,000.00     73,600,000.00      87,400,000.00      920,000,000.00
Interest Distributions                                     2,800,288.33        288,736.89         349,915.61        3,438,940.83
Principal Deposits - Prin. Funding Account                         0.00              0.00               0.00                0.00
Principal Distributions                                            0.00              0.00               0.00                0.00
Total Distributions                                        2,800,288.33        288,736.89         349,915.61        3,438,940.83
Ending Certificates Balance                              759,000,000.00     73,600,000.00      87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.69

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.92

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.92

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $349,915.61

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $349,915.61

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,257,618.96

          a.   Class A Monthly Interest:                                                         $2,800,288.33
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $1,636,449.06
          e.   Excess Spread:                                                                    $9,820,881.57

     2.   Class B Available Funds:                                                               $1,382,556.99

          a.   Class B Monthly Interest:                                                           $288,736.89
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,093,820.10

     3.   Collateral Available Funds:                                                            $1,641,786.43

          a.   Excess Spread:                                                                    $1,641,786.43

     4.   Total Excess Spread:                                                                  $12,556,488.10

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2002-1 Allocable Principal
          Collections:                                                                         $322,999,991.11

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                                                         $243,439,178.69

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $243,439,178.69

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,983,574.62

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $245,422,753.31

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $245,422,753.31



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

     1.   Excess Spread:                                                                        $12,556,488.10
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $158,685.97
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $349,915.61
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $188,439.59
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                              $10,326,113.60

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8024%
          b.   Prior Monthly Period                                                                    6.4461%
          c.   Second Prior Monthly Period                                                             6.3776%

     2.   Three Month Average Base Rate                                                                6.5420%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5789%
          b.   Prior Monthly Period                                                                   18.6223%
          c.   Second Prior Monthly Period                                                            14.4186%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.5399%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes



XII. Series 2002-2 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                              Series         Total Investor      Transferors
A. Investor/Transferor Allocations                         Allocations          Interest           Interest
----------------------------------                         -----------          --------           --------
Beginning Invested /Transferor Amount                  1,247,210,877.39     940,000,000.00     307,210,877.39
Beginning Adjusted Invested Amount                                  N/A     940,000,000.00                N/A
Floating Allocation Percentage                                      N/A           75.3682%           24.6318%
Principal Allocation Percentage                                     N/A           75.3682%           24.6318%
Collections of Finance Chg. Receivables                   23,405,996.57      17,640,671.02       5,765,325.55
Collections of Principal Receivables                     330,021,730.05     248,731,334.75      81,290,395.30
Defaulted Amount                                           2,689,060.69       2,026,695.80         662,364.89

Ending Invested / Transferor Amounts                   1,196,064,215.16     940,000,000.00     256,064,215.16


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                          Class A            Class B            Interest              Total
--------------------------------------                          -------            -------            --------              -----

Principal Funding Account                                          0.00               0.00               0.00                0.00
Investment Proceeds for Monthly Period                             0.00               0.00               0.00                0.00
Reserve Account Opening Balance                                    0.00               0.00               0.00                0.00
Reserve Account Deposit                                            0.00               0.00               0.00                0.00
Reserve Draw Amount                                                0.00               0.00               0.00                0.00
Reserve Account Surplus                                            0.00               0.00               0.00                0.00
Reserve Account Closing Balance                                    0.00               0.00               0.00                0.00

Coupon Determination Date                              January 13, 2006   January 13, 2006   January 13, 2006
Coupon January 17, 2006 - February 14, 2006                     4.5800%            4.8600%            4.9700%
Monthly Interest Due                                       2,861,164.17         294,408.00         357,522.47        3,513,094.64
Outstanding Monthly Interest Due                                   0.00               0.00               0.00                0.00
Additional Interest Due                                            0.00               0.00               0.00                0.00
Total Interest Due                                         2,861,164.17         294,408.00         357,522.47        3,513,094.64
Investor Default Amount                                    1,672,024.04         162,135.66         192,536.10        2,026,695.80
Investor Monthly Fees Due                                  1,292,500.00         125,333.33         148,833.33        1,566,666.67
Investor Additional Amounts Due
Total Due                                                  5,825,688.20         581,877.00         698,891.91        7,106,457.11

Reallocated Investor Finance Charge Collections                                                                     17,657,051.43
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          19.5782%
Base Rate                                                                                                                 6.8016%
Excess Spread Percentage                                                                                                 13.4688%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                    Class A            Class B            Interest              Total
                                                                -------            -------            --------              -----

Beginning Certificates Balance                           775,500,000.00      75,200,000.00      89,300,000.00      940,000,000.00
Interest Distributions                                     2,861,164.17         294,408.00         357,522.47        3,513,094.64
Principal Deposits - Prin. Funding Account                         0.00               0.00               0.00                0.00
Principal Distributions                                            0.00               0.00               0.00                0.00
Total Distributions                                        2,861,164.17         294,408.00         357,522.47        3,513,094.64
Ending Certificates Balance                              775,500,000.00      75,200,000.00      89,300,000.00      940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.69

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00


     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.92

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.92

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $357,522.47

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $357,522.47

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,567,067.43

          a.   Class A Monthly Interest:                                                         $2,861,164.17
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $1,672,024.04
          e.   Excess Spread:                                                                   $10,033,879.23

     2.   Class B Available Funds:                                                               $1,412,564.11

          a.   Class B Monthly Interest:                                                           $294,408.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,118,156.11

     3.   Collateral Available Funds:                                                            $1,677,419.89

          a.   Excess Spread:                                                                    $1,677,419.89

     4.   Total Excess Spread:                                                                  $12,829,455.23

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2002-2 Allocable Principal
          Collections:                                                                         $330,021,730.05

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                                                         $248,731,334.75

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $248,731,334.75

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,026,695.80

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $250,758,030.55

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $89,300,000.00

     2.   Required Collateral Invested Amount                                                   $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $250,758,030.55



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

     1.   Excess Spread:                                                                        $12,829,455.23
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $162,135.66
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $357,522.47
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $192,536.10
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                              $10,550,594.33

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8016%
          b.   Prior Monthly Period                                                                    6.4453%
          c.   Second Prior Monthly Period                                                             6.3768%

     2.   Three Month Average Base Rate                                                                6.5412%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5782%
          b.   Prior Monthly Period                                                                   18.6214%
          c.   Second Prior Monthly Period                                                            14.4178%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.5391%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes



XIII. Series 2002-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations          Interest            Interest
----------------------------------                        -----------          --------            --------
Beginning Invested /Transferor Amount                 1,220,674,475.74     920,000,000.00      300,674,475.74
Beginning Adjusted Invested Amount                                 N/A     920,000,000.00                 N/A
Floating Allocation Percentage                                     N/A           75.3682%            24.6318%
Principal Allocation Percentage                                    N/A           75.3682%            24.6318%
Collections of Finance Chg. Receivables                  22,907,996.64      17,265,337.59        5,642,659.05
Collections of Principal Receivables                    322,999,991.11     243,439,178.69       79,560,812.42
Defaulted Amount                                          2,631,846.63       1,983,574.62          648,272.02

Ending Invested / Transferor Amounts                  1,170,616,040.37     920,000,000.00      250,616,040.37


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A            Class B             Interest              Total
--------------------------------------                         -------            -------             --------              -----

Principal Funding Account                                         0.00               0.00                0.00                0.00
Investment Proceeds for Monthly Period                            0.00               0.00                0.00                0.00
Reserve Account Opening Balance                                   0.00               0.00                0.00                0.00
Reserve Account Deposit                                           0.00               0.00                0.00                0.00
Reserve Draw Amount                                               0.00               0.00                0.00                0.00
Reserve Account Surplus                                           0.00               0.00                0.00                0.00
Reserve Account Closing Balance                                   0.00               0.00                0.00                0.00

Coupon Determination Date                             January 13, 2006   January 13, 2006    January 13, 2006
Coupon January 17, 2006 - February 14, 2006                    4.5800%            4.8500%             4.9700%
Monthly Interest Due                                      2,800,288.33         287,551.11          349,915.61        3,437,755.06
Outstanding Monthly Interest Due                                  0.00               0.00                0.00                0.00
Additional Interest Due                                           0.00               0.00                0.00                0.00
Total Interest Due                                        2,800,288.33         287,551.11          349,915.61        3,437,755.06
Investor Default Amount                                   1,636,449.06         158,685.97          188,439.59        1,983,574.62
Investor Monthly Fees Due                                 1,265,000.00         122,666.67          145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                                 5,701,737.39         568,903.75          684,021.87        6,954,663.00

Reallocated Investor Finance Charge Collections                                                                     17,280,776.60
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          19.5774%
Base Rate                                                                                                                 6.8008%
Excess Spread Percentage                                                                                                 13.4688%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A            Class B             Interest              Total
--------------------------------------------                   -------            -------             --------              -----

Beginning Certificates Balance                          759,000,000.00      73,600,000.00       87,400,000.00      920,000,000.00
Interest Distributions                                    2,800,288.33         287,551.11          349,915.61        3,437,755.06
Principal Deposits - Prin. Funding Account                        0.00               0.00                0.00                0.00
Principal Distributions                                           0.00               0.00                0.00                0.00
Total Distributions                                       2,800,288.33         287,551.11          349,915.61        3,437,755.06
Ending Certificates Balance                             759,000,000.00      73,600,000.00       87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.69

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.91

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.91

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $349,915.61

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $349,915.61

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,256,640.70

          a.   Class A Monthly Interest:                                                         $2,800,288.33
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $1,636,449.06
          e.   Excess Spread:                                                                    $9,819,903.30

     2.   Class B Available Funds:                                                               $1,382,462.13

          a.   Class B Monthly Interest:                                                           $287,551.11
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,094,911.02

     3.   Collateral Available Funds:                                                            $1,641,673.78

          a.   Excess Spread:                                                                    $1,641,673.78

     4.   Total Excess Spread:                                                                  $12,556,488.10

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2002-3 Allocable Principal
          Collections:                                                                         $322,999,991.11

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                                                         $243,439,178.69

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $243,439,178.69

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,983,574.62

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $245,422,753.31

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $245,422,753.31



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

     1.   Excess Spread:                                                                        $12,556,488.10
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $158,685.97
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $349,915.61
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $188,439.59
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                              $10,326,113.60

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8008%
          b.   Prior Monthly Period                                                                    6.4445%
          c.   Second Prior Monthly Period                                                             6.3760%

     2.   Three Month Average Base Rate                                                                6.5404%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5774%
          b.   Prior Monthly Period                                                                   18.6205%
          c.   Second Prior Monthly Period                                                            14.4170%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.5383%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes



XIV. Series 2002-5 Certificates
-------------------------------------------------------------------------------------------------------------------------------
                                                             Series        Total Investor      Transferors
A. Investor/Transferor Allocations                        Allocations         Interest           Interest
----------------------------------                        -----------         --------           --------
Beginning Invested /Transferor Amount                   796,092,049.40    600,000,000.00     196,092,049.40
Beginning Adjusted Invested Amount                                 N/A    600,000,000.00                N/A
Floating Allocation Percentage                                     N/A          75.3682%           24.6318%
Principal Allocation Percentage                                    N/A          75.3682%           24.6318%
Collections of Finance Chg. Receivables                  14,939,997.81     11,260,002.78       3,679,995.03
Collections of Principal Receivables                    210,652,168.12    158,764,681.75      51,887,486.36
Defaulted Amount                                          1,716,421.72      1,293,635.62         422,786.10

Ending Invested / Transferor Amounts                    763,445,243.72    600,000,000.00     163,445,243.72


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                         Class A           Class B            Interest             Total
--------------------------------------                         -------           -------            --------             -----

Principal Funding Account                                         0.00              0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00              0.00               0.00               0.00
Reserve Account Opening Balance                                   0.00              0.00               0.00               0.00
Reserve Account Deposit                                           0.00              0.00               0.00               0.00
Reserve Draw Amount                                               0.00              0.00               0.00               0.00
Reserve Account Surplus                                           0.00              0.00               0.00               0.00
Reserve Account Closing Balance                                   0.00              0.00               0.00               0.00

Coupon Determination Date                             January 13, 2006  January 13, 2006   January 13, 2006
Coupon January 17, 2006 - February 14, 2006                    4.6400%           4.9200%            4.9700%
Monthly Interest Due                                      1,850,200.00        190,240.00         228,205.83       2,268,645.83
Outstanding Monthly Interest Due                                  0.00              0.00               0.00               0.00
Additional Interest Due                                           0.00              0.00               0.00               0.00
Total Interest Due                                        1,850,200.00        190,240.00         228,205.83       2,268,645.83
Investor Default Amount                                   1,067,249.39        103,490.85         122,895.38       1,293,635.62
Investor Monthly Fees Due                                   825,000.00         80,000.00          95,000.00       1,000,000.00
Investor Additional Amounts Due
Total Due                                                 3,742,449.39        373,730.85         446,101.22       4,562,281.45

Reallocated Investor Finance Charge Collections                                                                  11,296,703.36
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       19.6297%
Base Rate                                                                                                              6.8566%
Excess Spread Percentage                                                                                              13.4688%

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                   Class A           Class B            Interest             Total
--------------------------------------------                   -------           -------            --------             -----

Beginning Certificates Balance                          495,000,000.00     48,000,000.00      57,000,000.00     600,000,000.00
Interest Distributions                                    1,850,200.00        190,240.00         228,205.83       2,268,645.83
Principal Deposits - Prin. Funding Account                        0.00              0.00               0.00               0.00
Principal Distributions                                           0.00              0.00               0.00               0.00
Total Distributions                                       1,850,200.00        190,240.00         228,205.83       2,268,645.83
Ending Certificates Balance                             495,000,000.00     48,000,000.00      57,000,000.00     600,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.74

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.74

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.96

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.96

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $228,205.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $228,205.83

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,319,780.27

          a.   Class A Monthly Interest:                                                         $1,850,200.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $1,067,249.39
          e.   Excess Spread:                                                                    $6,402,330.89

     2.   Class B Available Funds:                                                                 $903,736.27

          a.   Class B Monthly Interest:                                                           $190,240.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $713,496.27

     3.   Collateral Available Funds:                                                            $1,073,186.82

          a.   Excess Spread:                                                                    $1,073,186.82

     4.   Total Excess Spread:                                                                   $8,189,013.98

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2002-5 Allocable Principal
          Collections:                                                                         $210,652,168.12

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                                                         $158,764,681.75

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $158,764,681.75

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,293,635.62

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $160,058,317.37

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $57,000,000.00

     2.   Required Collateral Invested Amount                                                   $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $160,058,317.37



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

     1.   Excess Spread:                                                                         $8,189,013.98
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $103,490.85
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $228,205.83
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $122,895.38
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,734,421.91

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8566%
          b.   Prior Monthly Period                                                                    6.5004%
          c.   Second Prior Monthly Period                                                             6.4319%

     2.   Three Month Average Base Rate                                                                6.5963%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.6297%
          b.   Prior Monthly Period                                                                   18.6800%
          c.   Second Prior Monthly Period                                                            14.4711%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.5936%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes



XV. Series 2002-6 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                              Series        Total Investor       Transferors
A. Investor/Transferor Allocations                         Allocations         Interest            Interest
----------------------------------                         -----------         --------            --------
Beginning Invested /Transferor Amount                    955,310,459.27    720,000,000.00      235,310,459.27
Beginning Adjusted Invested Amount                                  N/A    720,000,000.00                 N/A
Floating Allocation Percentage                                      N/A          75.3682%            24.6318%
Principal Allocation Percentage                                     N/A          75.3682%            24.6318%
Collections of Finance Chg. Receivables                   17,927,997.37     13,512,003.33        4,415,994.04
Collections of Principal Receivables                     252,782,601.74    190,517,618.11       62,264,983.63
Defaulted Amount                                           2,059,706.06      1,552,362.74          507,343.32

Ending Invested / Transferor Amounts                     916,134,292.46    720,000,000.00      196,134,292.46


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                          Class A           Class B             Interest              Total
--------------------------------------                          -------           -------             --------              -----

Principal Funding Account                                          0.00              0.00                0.00                0.00
Investment Proceeds for Monthly Period                             0.00              0.00                0.00                0.00
Reserve Account Opening Balance                                    0.00              0.00                0.00                0.00
Reserve Account Deposit                                            0.00              0.00                0.00                0.00
Reserve Draw Amount                                                0.00              0.00                0.00                0.00
Reserve Account Surplus                                            0.00              0.00                0.00                0.00
Reserve Account Closing Balance                                    0.00              0.00                0.00                0.00

Coupon Determination Date                              January 13, 2006  January 13, 2006    January 13, 2006
Coupon January 17, 2006 - February 14, 2006                     4.6100%           4.9200%             4.9700%
Monthly Interest Due                                       2,205,885.00        228,288.00          273,847.00        2,708,020.00
Outstanding Monthly Interest Due                                   0.00              0.00                0.00                0.00
Additional Interest Due                                            0.00              0.00                0.00                0.00
Total Interest Due                                         2,205,885.00        228,288.00          273,847.00        2,708,020.00
Investor Default Amount                                    1,280,699.26        124,189.02          147,474.46        1,552,362.74
Investor Monthly Fees Due                                    990,000.00         96,000.00          114,000.00        1,200,000.00
Investor Additional Amounts Due
Total Due                                                  4,476,584.26        448,477.02          535,321.46        5,460,382.74

Reallocated Investor Finance Charge Collections                                                                     13,541,689.04
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          19.6062%
Base Rate                                                                                                                 6.8316%
Excess Spread Percentage                                                                                                 13.4688%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                    Class A           Class B             Interest              Total
--------------------------------------------                    -------           -------             --------              -----

Beginning Certificates Balance                           594,000,000.00     57,600,000.00       68,400,000.00      720,000,000.00
Interest Distributions                                     2,205,885.00        228,288.00          273,847.00        2,708,020.00
Principal Deposits - Prin. Funding Account                         0.00              0.00                0.00                0.00
Principal Distributions                                            0.00              0.00                0.00                0.00
Total Distributions                                        2,205,885.00        228,288.00          273,847.00        2,708,020.00
Ending Certificates Balance                              594,000,000.00     57,600,000.00       68,400,000.00      720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.71

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.71

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.96

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.96

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $273,847.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $273,847.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,171,893.45

          a.   Class A Monthly Interest:                                                         $2,205,885.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $1,280,699.26
          e.   Excess Spread:                                                                    $7,685,309.19

     2.   Class B Available Funds:                                                               $1,083,335.12

          a.   Class B Monthly Interest:                                                           $228,288.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $855,047.12

     3.   Collateral Available Funds:                                                            $1,286,460.46

          a.   Excess Spread:                                                                   $1,286,460.46

     4.   Total Excess Spread:                                                                  $9,826,816.77

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2002-6 Allocable Principal
          Collections:                                                                         $252,782,601.74

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                                                         $190,517,618.11

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $190,517,618.11

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,552,362.74

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $192,069,980.85

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $68,400,000.00

     2.   Required Collateral Invested Amount                                                   $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $192,069,980.85



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

     1.   Excess Spread:                                                                         $9,826,816.77
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $124,189.02
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $273,847.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $147,474.46
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $8,081,306.29

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8315%
          b.   Prior Monthly Period                                                                    6.4753%
          c.   Second Prior Monthly Period                                                             6.4068%

     2.   Three Month Average Base Rate                                                                6.5712%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.6062%
          b.   Prior Monthly Period                                                                   18.6533%
          c.   Second Prior Monthly Period                                                            14.4468%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.5688%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes



XVI. Series 2003-1 Certificates
---------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor      Transferors
A. Investor/Transferor Allocations                        Allocations          Interest           Interest
----------------------------------                        -----------          --------           --------
Beginning Invested /Transferor Amount                 1,220,674,475.74     920,000,000.00     300,674,475.74
Beginning Adjusted Invested Amount                                 N/A     920,000,000.00                N/A
Floating Allocation Percentage                                     N/A           75.3682%           24.6318%
Principal Allocation Percentage                                    N/A           75.3682%           24.6318%
Collections of Finance Chg. Receivables                  22,907,996.64      17,265,337.59       5,642,659.05
Collections of Principal Receivables                    322,999,991.11     243,439,178.69      79,560,812.42
Defaulted Amount                                          2,631,846.63       1,983,574.62         648,272.02

Ending Invested / Transferor Amounts                  1,170,616,040.37     920,000,000.00     250,616,040.37


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                         Class A            Class B            Interest              Total
--------------------------------------                         -------            -------            --------              -----

Principal Funding Account                                         0.00               0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00               0.00               0.00                0.00
Reserve Account Opening Balance                                   0.00               0.00               0.00                0.00
Reserve Account Deposit                                           0.00               0.00               0.00                0.00
Reserve Draw Amount                                               0.00               0.00               0.00                0.00
Reserve Account Surplus                                           0.00               0.00               0.00                0.00
Reserve Account Closing Balance                                   0.00               0.00               0.00                0.00

Coupon Determination Date                             January 13, 2006   January 13, 2006   January 13, 2006
Coupon January 17, 2006 - February 14, 2006                    4.5800%            4.8700%            4.9700%
Monthly Interest Due                                      2,800,288.33         288,736.89         349,915.61        3,438,940.83
Outstanding Monthly Interest Due                                  0.00               0.00               0.00                0.00
Additional Interest Due                                           0.00               0.00               0.00                0.00
Total Interest Due                                        2,800,288.33         288,736.89         349,915.61        3,438,940.83
Investor Default Amount                                   1,636,449.06         158,685.97         188,439.59        1,983,574.62
Investor Monthly Fees Due                                 1,265,000.00         122,666.67         145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                                 5,701,737.39         570,089.52         684,021.87        6,955,848.78

Reallocated Investor Finance Charge Collections                                                                    17,281,962.38
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         19.5789%
Base Rate                                                                                                                6.8024%
Excess Spread Percentage                                                                                                13.4688%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                   Class A            Class B            Interest              Total
--------------------------------------------                   -------            -------            --------              -----

Beginning Certificates Balance                          759,000,000.00      73,600,000.00      87,400,000.00      920,000,000.00
Interest Distributions                                    2,800,288.33         288,736.89         349,915.61        3,438,940.83
Principal Deposits - Prin. Funding Account                        0.00               0.00               0.00                0.00
Principal Distributions                                           0.00               0.00               0.00                0.00
Total Distributions                                       2,800,288.33         288,736.89         349,915.61        3,438,940.83
Ending Certificates Balance                             759,000,000.00      73,600,000.00      87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.69

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.92

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.92

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $349,915.61

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $349,915.61

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,257,618.96

          a.   Class A Monthly Interest:                                                         $2,800,288.33
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $1,636,449.06
          e.   Excess Spread:                                                                    $9,820,881.57

     2.   Class B Available Funds:                                                               $1,382,556.99

          a.   Class B Monthly Interest:                                                           $288,736.89
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,093,820.10

     3.   Collateral Available Funds:                                                            $1,641,786.43

          a.   Excess Spread:                                                                    $1,641,786.43

     4.   Total Excess Spread:                                                                  $12,556,488.10

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2003-1 Allocable Principal
          Collections:                                                                         $322,999,991.11

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                                                         $243,439,178.69

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $243,439,178.69

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,983,574.62

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $245,422,753.31

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $245,422,753.31



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

     1.   Excess Spread:                                                                        $12,556,488.10
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $158,685.97
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $349,915.61
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $188,439.59
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                              $10,326,113.60

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8024%
          b.   Prior Monthly Period                                                                    6.4461%
          c.   Second Prior Monthly Period                                                             6.3776%

     2.   Three Month Average Base Rate                                                                6.5420%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5789%
          b.   Prior Monthly Period                                                                   18.6223%
          c.   Second Prior Monthly Period                                                            14.4186%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.5399%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes



XVII. Series 2003-2 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                              Series         Total Investor       Transferors
A. Investor/Transferor Allocations                         Allocations          Interest            Interest
----------------------------------                         -----------          --------            --------
Beginning Invested /Transferor Amount                 1,459,502,090.56   1,100,000,000.00      359,502,090.56
Beginning Adjusted Invested Amount                                 N/A   1,100,000,000.00                 N/A
Floating Allocation Percentage                                     N/A           75.3682%            24.6318%
Principal Allocation Percentage                                    N/A           75.3682%            24.6318%
Collections of Finance Chg. Receivables                  27,389,995.99      20,643,338.42        6,746,657.56
Collections of Principal Receivables                    386,195,641.55     291,068,583.22       95,127,058.33
Defaulted Amount                                          3,146,773.15       2,371,665.30          775,107.85

Ending Invested / Transferor Amounts                  1,399,649,613.48   1,100,000,000.00      299,649,613.48


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A            Class B             Interest              Total
--------------------------------------                         -------            -------             --------              -----

Principal Funding Account                                         0.00               0.00                0.00                0.00
Investment Proceeds for Monthly Period                            0.00               0.00                0.00                0.00
Reserve Account Opening Balance                                   0.00               0.00                0.00                0.00
Reserve Account Deposit                                           0.00               0.00                0.00                0.00
Reserve Draw Amount                                               0.00               0.00                0.00                0.00
Reserve Account Surplus                                           0.00               0.00                0.00                0.00
Reserve Account Closing Balance                                   0.00               0.00                0.00                0.00

Coupon Determination Date                             January 13, 2006   January 13, 2006    January 13, 2006
Coupon January 17, 2006 - February 14, 2006                    4.5800%            4.8400%             4.9700%
Monthly Interest Due                                      3,348,170.83         343,102.22          418,377.36        4,109,650.42
Outstanding Monthly Interest Due                                  0.00               0.00                0.00                0.00
Additional Interest Due                                           0.00               0.00                0.00                0.00
Total Interest Due                                        3,348,170.83         343,102.22          418,377.36        4,109,650.42
Investor Default Amount                                   1,956,623.87         189,733.22          225,308.20        2,371,665.30
Investor Monthly Fees Due                                 1,512,500.00         146,666.67          174,166.67        1,833,333.33
Investor Additional Amounts Due
Total Due                                                 6,817,294.71         679,502.11          817,852.23        8,314,649.05

Reallocated Investor Finance Charge Collections                                                                     20,661,089.22
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          19.5767%
Base Rate                                                                                                                 6.8000%
Excess Spread Percentage                                                                                                 13.4688%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A            Class B             Interest              Total
--------------------------------------------                   -------            -------             --------              -----

Beginning Certificates Balance                          907,500,000.00      88,000,000.00      104,500,000.00    1,100,000,000.00
Interest Distributions                                    3,348,170.83         343,102.22          418,377.36        4,109,650.42
Principal Deposits - Prin. Funding Account                        0.00               0.00                0.00                0.00
Principal Distributions                                           0.00               0.00                0.00                0.00
Total Distributions                                       3,348,170.83         343,102.22          418,377.36        4,109,650.42
Ending Certificates Balance                             907,500,000.00      88,000,000.00      104,500,000.00    1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.69

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.90

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.90

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $418,377.36

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $418,377.36

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $17,045,398.61

          a.   Class A Monthly Interest:                                                         $3,348,170.83
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $1,956,623.87
          e.   Excess Spread:                                                                   $11,740,603.90

     2.   Class B Available Funds:                                                               $1,652,887.14

          a.   Class B Monthly Interest:                                                           $343,102.22
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,309,784.92

     3.   Collateral Available Funds:                                                            $1,962,803.48

          a.   Excess Spread:                                                                   $1,962,803.48

     4.   Total Excess Spread:                                                                 $15,013,192.29

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2003-2 Allocable Principal
          Collections:                                                                         $386,195,641.55

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                                                         $291,068,583.22

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $291,068,583.22

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,371,665.30

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $293,440,248.52

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                           $104,500,000.00

     2.   Required Collateral Invested Amount                                                  $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $293,440,248.52



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

     1.   Excess Spread:                                                                        $15,013,192.29
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $189,733.22
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $418,377.36
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $225,308.20
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                              $12,346,440.17

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8000%
          b.   Prior Monthly Period                                                                    6.4437%
          c.   Second Prior Monthly Period                                                             6.3752%

     2.   Three Month Average Base Rate                                                                6.5396%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5767%
          b.   Prior Monthly Period                                                                   18.6197%
          c.   Second Prior Monthly Period                                                            14.4163%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.5375%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes



XVIII. Series 2003-3 Certificates
---------------------------------------------------------------------------------------------------------------------------------
                                                              Series         Total Investor      Transferors
A. Investor/Transferor Allocations                         Allocations          Interest           Interest
----------------------------------                         -----------          --------           --------
Beginning Invested /Transferor Amount                    995,115,061.74     750,000,000.00     245,115,061.74
Beginning Adjusted Invested Amount                                  N/A     750,000,000.00                N/A
Floating Allocation Percentage                                      N/A           75.3682%           24.6318%
Principal Allocation Percentage                                     N/A           75.3682%           24.6318%
Collections of Finance Chg. Receivables                   18,674,997.26      14,075,003.47       4,599,993.79
Collections of Principal Receivables                     263,315,210.15     198,455,852.19      64,859,357.95
Defaulted Amount                                           2,145,527.15       1,617,044.52         528,482.62

Ending Invested / Transferor Amounts                     954,306,554.65     750,000,000.00     204,306,554.65


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                          Class A            Class B            Interest             Total
--------------------------------------                          -------            -------            --------             -----

Principal Funding Account                                          0.00               0.00               0.00               0.00
Investment Proceeds for Monthly Period                             0.00               0.00               0.00               0.00
Reserve Account Opening Balance                                    0.00               0.00               0.00               0.00
Reserve Account Deposit                                            0.00               0.00               0.00               0.00
Reserve Draw Amount                                                0.00               0.00               0.00               0.00
Reserve Account Surplus                                            0.00               0.00               0.00               0.00
Reserve Account Closing Balance                                    0.00               0.00               0.00               0.00

Coupon Determination Date                              January 13, 2006   January 13, 2006   January 13, 2006
Coupon January 17, 2006 - February 14, 2006                     4.5800%            4.8200%            4.9700%
Monthly Interest Due                                       2,282,843.75         232,966.67         285,257.29       2,801,067.71
Outstanding Monthly Interest Due                                   0.00               0.00               0.00               0.00
Additional Interest Due                                            0.00               0.00               0.00               0.00
Total Interest Due                                         2,282,843.75         232,966.67         285,257.29       2,801,067.71
Investor Default Amount                                    1,334,061.73         129,363.56         153,619.23       1,617,044.52
Investor Monthly Fees Due                                  1,031,250.00         100,000.00         118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                                  4,648,155.48         462,330.23         557,626.52       5,668,112.23

Reallocated Investor Finance Charge Collections                                                                    14,086,139.62
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         19.5751%
Base Rate                                                                                                                6.7983%
Excess Spread Percentage                                                                                                13.4688%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                    Class A            Class B            Interest             Total
--------------------------------------------                    -------            -------            --------             -----

Beginning Certificates Balance                           618,750,000.00      60,000,000.00      71,250,000.00     750,000,000.00
Interest Distributions                                     2,282,843.75         232,966.67         285,257.29       2,801,067.71
Principal Deposits - Prin. Funding Account                         0.00               0.00               0.00               0.00
Principal Distributions                                            0.00               0.00               0.00               0.00
Total Distributions                                        2,282,843.75         232,966.67         285,257.29       2,801,067.71
Ending Certificates Balance                              618,750,000.00      60,000,000.00      71,250,000.00     750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.69

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00


     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $285,257.29

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $285,257.29

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,621,065.19

          a.   Class A Monthly Interest:                                                         $2,282,843.75
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $1,334,061.73
          e.   Excess Spread:                                                                    $8,004,159.70

     2.   Class B Available Funds:                                                               $1,126,891.17

          a.   Class B Monthly Interest:                                                           $232,966.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $893,924.50

     3.   Collateral Available Funds:                                                            $1,338,183.26

          a.   Excess Spread:                                                                    $1,338,183.26

     4.   Total Excess Spread:                                                                  $10,236,267.47

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2003-3 Allocable Principal
          Collections:                                                                         $263,315,210.15

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                                                         $198,455,852.19

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $198,455,852.19

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,617,044.52

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $200,072,896.72

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $71,250,000.00

     2.   Required Collateral Invested Amount                                                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $200,072,896.72



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

     1.   Excess Spread:                                                                        $10,236,267.47
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $129,363.56
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $285,257.29
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $153,619.23
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $8,418,027.39

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.7983%
          b.   Prior Monthly Period                                                                    6.4421%
          c.   Second Prior Monthly Period                                                             6.3736%

     2.   Three Month Average Base Rate                                                                6.5380%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5751%
          b.   Prior Monthly Period                                                                   18.6179%
          c.   Second Prior Monthly Period                                                            14.4147%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.5359%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes



XIX. Series 2003-4 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                              Series         Total Investor       Transferors
A. Investor/Transferor Allocations                         Allocations          Interest            Interest
----------------------------------                         -----------          --------            --------
Beginning Invested /Transferor Amount                    902,237,655.98     680,000,000.00      222,237,655.98
Beginning Adjusted Invested Amount                                  N/A     680,000,000.00                 N/A
Floating Allocation Percentage                                      N/A           75.3682%            24.6318%
Principal Allocation Percentage                                     N/A           75.3682%            24.6318%
Collections of Finance Chg. Receivables                   16,931,997.52      12,761,336.48        4,170,661.04
Collections of Principal Receivables                     238,739,123.87     179,933,305.99       58,805,817.88
Defaulted Amount                                           1,945,277.95       1,466,120.37          479,157.58

Ending Invested / Transferor Amounts                     865,237,942.88     680,000,000.00      185,237,942.88


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                          Class A            Class B             Interest             Total
--------------------------------------                          -------            -------             --------             -----

Principal Funding Account                                          0.00               0.00                0.00               0.00
Investment Proceeds for Monthly Period                             0.00               0.00                0.00               0.00
Reserve Account Opening Balance                                    0.00               0.00                0.00               0.00
Reserve Account Deposit                                            0.00               0.00                0.00               0.00
Reserve Draw Amount                                                0.00               0.00                0.00               0.00
Reserve Account Surplus                                            0.00               0.00                0.00               0.00
Reserve Account Closing Balance                                    0.00               0.00                0.00               0.00

Coupon Determination Date                              January 13, 2006   January 13, 2006    January 13, 2006
Coupon January 17, 2006 - February 14, 2006                     1.6900%            1.9000%             5.3700%
Monthly Interest Due                                         828,381.67          64,600.00          220,617.50       1,113,599.17
Outstanding Monthly Interest Due                                   0.00               0.00                0.00               0.00
Additional Interest Due                                            0.00               0.00                0.00               0.00
Total Interest Due                                           828,381.67          64,600.00          220,617.50       1,113,599.17
Investor Default Amount                                    1,268,194.12          87,967.22          109,959.03       1,466,120.37
Investor Monthly Fees Due                                    980,333.33          68,000.00           85,000.00       1,133,333.33
Investor Additional Amounts Due
Total Due                                                  3,076,909.12         220,567.22          415,576.53       3,713,052.87

Reallocated Investor Finance Charge Collections                                                                     11,892,538.42
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          18.0533%
Base Rate                                                                                                                 4.1589%
Excess Spread Percentage                                                                                                 14.4344%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                    Class A            Class B             Interest             Total
--------------------------------------------                    -------            -------             --------             -----

Beginning Certificates Balance                           588,200,000.00      40,800,000.00       51,000,000.00     680,000,000.00
Interest Distributions                                       828,381.67          64,600.00          220,617.50       1,113,599.17
Principal Deposits - Prin. Funding Account                         0.00               0.00                0.00               0.00
Principal Distributions                                            0.00               0.00                0.00               0.00
Total Distributions                                          828,381.67          64,600.00          220,617.50       1,113,599.17
Ending Certificates Balance                              588,200,000.00      40,800,000.00       51,000,000.00     680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $1.41

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $220,617.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $220,617.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                              $0.00


J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,287,045.74

          a.   Class A Monthly Interest:                                                           $828,381.67
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,268,194.12
          e.   Excess Spread:                                                                    $8,190,469.95

     2.   Class B Available Funds:                                                                 $713,552.31

          a.   Class B Monthly Interest:                                                            $64,600.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $648,952.31

     3.   Collateral Available Funds:                                                              $891,940.38

          a.   Excess Spread:                                                                      $891,940.38

     4.   Total Excess Spread:                                                                   $9,731,362.64

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2003-4 Allocable Principal
          Collections:                                                                         $238,739,123.87

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                                                         $179,933,305.99

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $179,933,305.99

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,466,120.37

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $181,399,426.36

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $51,000,000.00

     2.   Required Collateral Invested Amount                                                   $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $181,399,426.36

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

     1.   Excess Spread:                                                                         $9,731,362.64
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $87,967.22
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $220,617.50
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $109,959.03
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $8,179,485.56

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  4.1589%
          b.   Prior Monthly Period                                                                    3.6966%
          c.   Second Prior Monthly Period                                                             4.0072%

     2.   Three Month Average Base Rate                                                                3.9542%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.0533%
          b.   Prior Monthly Period                                                                   17.0944%
          c.   Second Prior Monthly Period                                                            12.8695%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.0058%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes

XX. Series 2004-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                  Series             Total Investor          Transferors
A. Investor/Transferor Allocations             Allocations              Interest               Interest
----------------------------------             -----------              --------               --------
Beginning Invested /Transferor Amount           1,061,456,065.86         800,000,000.00         261,456,065.86
Beginning Adjusted Invested Amount                           N/A         800,000,000.00                    N/A
Floating Allocation Percentage                               N/A               75.3682%               24.6318%
Principal Allocation Percentage                              N/A               75.3682%               24.6318%
Collections of Finance Chg. Receivables            19,919,997.08          15,013,337.04           4,906,660.05
Collections of Principal Receivables              280,869,557.49         211,686,242.34          69,183,315.15
Defaulted Amount                                    2,288,562.29           1,724,847.49             563,714.80

Ending Invested / Transferor Amounts            1,017,926,991.63         800,000,000.00         217,926,991.63


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements           Class A                Class B                Interest                Total
--------------------------------------           -------                -------                --------                -----

Principal Funding Account                                   0.00                   0.00                   0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                   0.00                   0.00                  0.00
Reserve Account Opening Balance                             0.00                   0.00                   0.00                  0.00
Reserve Account Deposit                                     0.00                   0.00                   0.00                  0.00
Reserve Draw Amount                                         0.00                   0.00                   0.00                  0.00
Reserve Account Surplus                                     0.00                   0.00                   0.00                  0.00
Reserve Account Closing Balance                             0.00                   0.00                   0.00                  0.00

Coupon Determination Date                       January 13, 2006       January 13, 2006       January 13, 2006
Coupon January 17, 2006 - February 14, 2006              4.5500%                4.7200%                5.0200%
Monthly Interest Due                                2,448,405.56             228,133.33             291,160.00          2,967,698.89
Outstanding Monthly Interest Due                            0.00                   0.00                   0.00                  0.00
Additional Interest Due                                     0.00                   0.00                   0.00                  0.00
Total Interest Due                                  2,448,405.56             228,133.33             291,160.00          2,967,698.89
Investor Default Amount                             1,440,247.66             129,363.56             155,236.27          1,724,847.49
Investor Monthly Fees Due                           1,113,333.33             100,000.00             120,000.00          1,333,333.33
Investor Additional Amounts Due
Total Due                                           5,001,986.54             457,496.90             566,396.27          6,025,879.71

Reallocated Investor Finance Charge Collections                                                                        15,005,108.93
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             19.5456%
Base Rate                                                                                                                    6.7667%
Excess Spread Percentage                                                                                                    13.4688%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Collateral
C. Certificates - Balances and Distributions     Class A                Class B                Interest                Total
--------------------------------------------     -------                -------                --------                -----

Beginning Certificates Balance                    668,000,000.00          60,000,000.00          72,000,000.00        800,000,000.00
Interest Distributions                              2,448,405.56             228,133.33             291,160.00          2,967,698.89
Principal Deposits - Prin. Funding Account                  0.00                   0.00                   0.00                  0.00
Principal Distributions                                     0.00                   0.00                   0.00                  0.00
Total Distributions                                 2,448,405.56             228,133.33             291,160.00          2,967,698.89
Ending Certificates Balance                       668,000,000.00          60,000,000.00          72,000,000.00        800,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                              $3.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.80

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.80

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $9,270,389.21

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $291,160.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $8,979,229.21

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $12,529,265.95

          a.   Class A Monthly Interest:                                                         $2,448,405.56
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,440,247.66
          e.   Excess Spread:                                                                    $8,640,612.74

     2.   Class B Available Funds:                                                               $1,125,383.17

          a.   Class B Monthly Interest:                                                           $228,133.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $897,249.84

     3.   Collateral Available Funds:                                                            $1,350,459.80

          a.   Excess Spread:                                                                    $1,350,459.80

     4.   Total Excess Spread:                                                                  $10,888,322.38

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2004-1 Allocable Principal
          Collections:                                                                         $280,869,557.49

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                                                         $211,686,242.34

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $211,686,242.34

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,724,847.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $213,411,089.83

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $72,000,000.00

     2.   Required Collateral Invested Amount                                                   $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $213,411,089.83

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-1

     1.   Excess Spread:                                                                        $10,888,322.38
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $129,363.56
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $291,160.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $155,236.27
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $8,979,229.21

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.7667%
          b.   Prior Monthly Period                                                                    6.4104%
          c.   Second Prior Monthly Period                                                             6.3419%

     2.   Three Month Average Base Rate                                                                6.5064%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5455%
          b.   Prior Monthly Period                                                                   18.5843%
          c.   Second Prior Monthly Period                                                            14.3841%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.5046%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes

XXI. Series 2004-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                  Series             Total Investor          Transferors
A. Investor/Transferor Allocations             Allocations              Interest               Interest
----------------------------------             -----------              --------               --------
Beginning Invested /Transferor Amount             530,728,032.93         400,000,000.00         130,728,032.93
Beginning Adjusted Invested Amount                           N/A         400,000,000.00                    N/A
Floating Allocation Percentage                               N/A               75.3682%               24.6318%
Principal Allocation Percentage                              N/A               75.3682%               24.6318%
Collections of Finance Chg. Receivables             9,959,998.54           7,506,668.52           2,453,330.02
Collections of Principal Receivables              140,434,778.74         105,843,121.17          34,591,657.57
Defaulted Amount                                    1,144,281.15             862,423.75             281,857.40

Ending Invested / Transferor Amounts              508,963,495.81         400,000,000.00         108,963,495.81


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements           Class A                Class B                Interest                Total
--------------------------------------           -------                -------                --------                -----

Principal Funding Account                                   0.00                   0.00                   0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                   0.00                   0.00                  0.00
Reserve Account Opening Balance                             0.00                   0.00                   0.00                  0.00
Reserve Account Deposit                                     0.00                   0.00                   0.00                  0.00
Reserve Draw Amount                                         0.00                   0.00                   0.00                  0.00
Reserve Account Surplus                                     0.00                   0.00                   0.00                  0.00
Reserve Account Closing Balance                             0.00                   0.00                   0.00                  0.00

Coupon Determination Date                       January 13, 2006       January 13, 2006       January 13, 2006
Coupon January 17, 2006 - February 14, 2006              4.6400%                4.8400%                5.1400%
Monthly Interest Due                                1,248,417.78             116,966.67             149,060.00          1,514,444.44
Outstanding Monthly Interest Due                            0.00                   0.00                   0.00                  0.00
Additional Interest Due                                     0.00                   0.00                   0.00                  0.00
Total Interest Due                                  1,248,417.78             116,966.67             149,060.00          1,514,444.44
Investor Default Amount                               720,123.83              64,681.78              77,618.14            862,423.75
Investor Monthly Fees Due                             556,666.67              50,000.00              60,000.00            666,666.67
Investor Additional Amounts Due
Total Due                                           2,525,208.27             231,648.45             286,678.14          3,043,534.86

Reallocated Investor Finance Charge Collections                                                                         7,533,149.46
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             19.6356%
Base Rate                                                                                                                    6.8630%
Excess Spread Percentage                                                                                                    13.4688%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions     Class A                Class B                Interest                Total
--------------------------------------------     -------                -------                --------                -----

Beginning Certificates Balance                    334,000,000.00          30,000,000.00          36,000,000.00        400,000,000.00
Interest Distributions                              1,248,417.78             116,966.67             149,060.00          1,514,444.44
Principal Deposits - Prin. Funding Account                  0.00                   0.00                   0.00                  0.00
Principal Distributions                                     0.00                   0.00                   0.00                  0.00
Total Distributions                                 1,248,417.78             116,966.67             149,060.00          1,514,444.44
Ending Certificates Balance                       334,000,000.00          30,000,000.00          36,000,000.00        400,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                              $3.74

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.74

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.90

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.90

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $4,638,674.61

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $149,060.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $4,489,614.61

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $6,290,179.80

          a.   Class A Monthly Interest:                                                         $1,248,417.78
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                       $720,123.83
          e.   Excess Spread:                                                                    $4,321,638.20

     2.   Class B Available Funds:                                                                 $564,986.21

          a.   Class B Monthly Interest:                                                           $116,966.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $448,019.54

     3.   Collateral Available Funds:                                                              $677,983.45

          a.   Excess Spread:                                                                      $677,983.45

     4.   Total Excess Spread:                                                                   $5,447,641.19

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2004-2 Allocable Principal
          Collections:                                                                         $140,434,778.74

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                                                         $105,843,121.17

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $105,843,121.17

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                             $862,423.75

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $106,705,544.92

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $36,000,000.00

     2.   Required Collateral Invested Amount                                                   $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $106,705,544.92

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-2

     1.   Excess Spread:                                                                         $5,447,641.19
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $64,681.78
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $149,060.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                        $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                          $77,618.14
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $4,489,614.61

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8630%
          b.   Prior Monthly Period                                                                    6.5067%
          c.   Second Prior Monthly Period                                                             6.4382%

     2.   Three Month Average Base Rate                                                                6.6026%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.6356%
          b.   Prior Monthly Period                                                                   18.6867%
          c.   Second Prior Monthly Period                                                            14.4772%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.5999%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes

XXII. Series 2004-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                  Series             Total Investor          Transferors
A. Investor/Transferor Allocations             Allocations              Interest               Interest
----------------------------------             -----------              --------               --------
Beginning Invested /Transferor Amount             796,092,049.40         600,000,000.00         196,092,049.40
Beginning Adjusted Invested Amount                           N/A         600,000,000.00                    N/A
Floating Allocation Percentage                               N/A               75.3682%               24.6318%
Principal Allocation Percentage                              N/A               75.3682%               24.6318%
Collections of Finance Chg. Receivables            14,939,997.81          11,260,002.78           3,679,995.03
Collections of Principal Receivables              210,652,168.12         158,764,681.75          51,887,486.36
Defaulted Amount                                    1,716,421.72           1,293,635.62             422,786.10

Ending Invested / Transferor Amounts              763,445,243.72         600,000,000.00         163,445,243.72


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements           Class A                Class B                Interest                Total
--------------------------------------           -------                -------                --------                -----

Principal Funding Account                                   0.00                   0.00                   0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                   0.00                   0.00                  0.00
Reserve Account Opening Balance                             0.00                   0.00                   0.00                  0.00
Reserve Account Deposit                                     0.00                   0.00                   0.00                  0.00
Reserve Draw Amount                                         0.00                   0.00                   0.00                  0.00
Reserve Account Surplus                                     0.00                   0.00                   0.00                  0.00
Reserve Account Closing Balance                             0.00                   0.00                   0.00                  0.00

Coupon Determination Date                       January 13, 2006       January 13, 2006       January 13, 2006
Coupon January 17, 2006 - February 14, 2006              4.3500%                4.5500%                4.9400%
Monthly Interest Due                                1,892,250.00             113,750.00             191,013.33          2,197,013.33
Outstanding Monthly Interest Due                            0.00                   0.00                   0.00                  0.00
Additional Interest Due                                     0.00                   0.00                   0.00                  0.00
Total Interest Due                                  1,892,250.00             113,750.00             191,013.33          2,197,013.33
Investor Default Amount                             1,125,462.99              64,681.78             103,490.85          1,293,635.62
Investor Monthly Fees Due                             870,000.00              50,000.00              80,000.00          1,000,000.00
Investor Additional Amounts Due
Total Due                                           3,887,712.99             228,431.78             374,504.18          4,490,648.95

Reallocated Investor Finance Charge
Collections                                                                                                            11,707,842.09
Interest and Principal Funding Investment
Proceeds                                                                                                                        0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             20.4365%
Base Rate                                                                                                                    6.7064%
Excess Spread Percentage                                                                                                    14.4344%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Collateral
C. Certificates - Balances and Distributions     Class A                Class B                Interest                Total
--------------------------------------------     -------                -------                --------                -----

Beginning Certificates Balance                    522,000,000.00          30,000,000.00          48,000,000.00        600,000,000.00
Interest Distributions                              1,892,250.00             113,750.00             191,013.33          2,197,013.33
Principal Deposits - Prin. Funding Account                  0.00                   0.00                   0.00                  0.00
Principal Distributions                                     0.00                   0.00                   0.00                  0.00
Total Distributions                                 1,892,250.00             113,750.00             191,013.33          2,197,013.33
Ending Certificates Balance                       522,000,000.00          30,000,000.00          48,000,000.00        600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                              $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.62

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,408,206.47

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $191,013.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,217,193.14

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,185,822.62

          a.   Class A Monthly Interest:                                                         $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,125,462.99
          e.   Excess Spread:                                                                    $7,168,109.63

     2.   Class B Available Funds:                                                                 $585,392.10

          a.   Class B Monthly Interest:                                                           $113,750.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $471,642.10

     3.   Collateral Available Funds:                                                              $936,627.37

          a.   Excess Spread:                                                                      $936,627.37

     4.   Total Excess Spread:                                                                   $8,576,379.10

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2004-3 Allocable Principal
          Collections:                                                                         $210,652,168.12

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                                                         $158,764,681.75

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $158,764,681.75

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,293,635.62

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $160,058,317.37

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $48,000,000.00

     2.   Required Collateral Invested Amount                                                   $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $160,058,317.37

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-3

     1.   Excess Spread:                                                                         $8,576,379.10
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $64,681.78
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $191,013.33
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $103,490.85
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,217,193.14

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.7064%
          b.   Prior Monthly Period                                                                    5.9339%
          c.   Second Prior Monthly Period                                                             6.4678%

     2.   Three Month Average Base Rate                                                                6.3694%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.4365%
          b.   Prior Monthly Period                                                                   19.4760%
          c.   Second Prior Monthly Period                                                            15.2507%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         18.3877%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes

XXIII. Series 2004-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                  Series             Total Investor          Transferors
A. Investor/Transferor Allocations             Allocations              Interest               Interest
----------------------------------             -----------              --------               --------
Beginning Invested /Transferor Amount           1,459,502,090.56       1,100,000,000.00         359,502,090.56
Beginning Adjusted Invested Amount                           N/A       1,100,000,000.00                    N/A
Floating Allocation Percentage                               N/A               75.3682%               24.6318%
Principal Allocation Percentage                              N/A               75.3682%               24.6318%
Collections of Finance Chg. Receivables            27,389,995.99          20,643,338.42           6,746,657.56
Collections of Principal Receivables              386,195,641.55         291,068,583.22          95,127,058.33
Defaulted Amount                                    3,146,773.15           2,371,665.30             775,107.85

Ending Invested / Transferor Amounts            1,399,649,613.48       1,100,000,000.00         299,649,613.48


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements           Class A                Class B                Interest                Total
--------------------------------------           -------                -------                --------                -----

Principal Funding Account                                   0.00                   0.00                   0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                   0.00                   0.00                  0.00
Reserve Account Opening Balance                             0.00                   0.00                   0.00                  0.00
Reserve Account Deposit                                     0.00                   0.00                   0.00                  0.00
Reserve Draw Amount                                         0.00                   0.00                   0.00                  0.00
Reserve Account Surplus                                     0.00                   0.00                   0.00                  0.00
Reserve Account Closing Balance                             0.00                   0.00                   0.00                  0.00

Coupon Determination Date                       January 13, 2006       January 13, 2006       January 13, 2006
Coupon January 17, 2006 - February 14, 2006              4.5600%                4.7500%                4.9400%
Monthly Interest Due                                3,373,956.67             315,677.08             393,965.00          4,083,598.75
Outstanding Monthly Interest Due                            0.00                   0.00                   0.00                  0.00
Additional Interest Due                                     0.00                   0.00                   0.00                  0.00
Total Interest Due                                  3,373,956.67             315,677.08             393,965.00          4,083,598.75
Investor Default Amount                             1,980,340.53             177,874.90             213,449.88          2,371,665.30
Investor Monthly Fees Due                           1,530,833.33             137,500.00             165,000.00          1,833,333.33
Investor Additional Amounts Due
Total Due                                           6,885,130.53             631,051.98             772,414.88          8,288,597.38

Reallocated Investor Finance Charge Collections                                                                        20,635,037.55
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             19.5488%
Base Rate                                                                                                                    6.7702%
Excess Spread Percentage                                                                                                    13.4688%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions     Class A                Class B                Interest                Total
--------------------------------------------     -------                -------                --------                -----

Beginning Certificates Balance                    918,500,000.00          82,500,000.00          99,000,000.00      1,100,000,000.00
Interest Distributions                              3,373,956.67             315,677.08             393,965.00          4,083,598.75
Principal Deposits - Prin. Funding Account                  0.00                   0.00                   0.00                  0.00
Principal Distributions                                     0.00                   0.00                   0.00                  0.00
Total Distributions                                 3,373,956.67             315,677.08             393,965.00          4,083,598.75
Ending Certificates Balance                       918,500,000.00          82,500,000.00          99,000,000.00      1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                              $3.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.83

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.83

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $12,740,405.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $393,965.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                         $12,346,440.17

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $17,230,256.36

          a.   Class A Monthly Interest:                                                         $3,373,956.67
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,980,340.53
          e.   Excess Spread:                                                                   $11,875,959.16

     2.   Class B Available Funds:                                                               $1,547,627.82

          a.   Class B Monthly Interest:                                                           $315,677.08
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,231,950.73

     3.   Collateral Available Funds:                                                            $1,857,153.38

          a.   Excess Spread:                                                                    $1,857,153.38

     4.   Total Excess Spread:                                                                  $14,965,063.28

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2004-4 Allocable Principal
          Collections:                                                                         $386,195,641.55

     3.   Principal Allocation Percentage of
          Series 2004-4 Allocable Principal
          Collections:                                                                         $291,068,583.22

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $291,068,583.22

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,371,665.30

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $293,440,248.52

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $99,000,000.00

     2.   Required Collateral Invested Amount                                                   $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $293,440,248.52

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-4

     1.   Excess Spread:                                                                        $14,965,063.28
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $177,874.90
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $393,965.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $213,449.88
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                      $12,346,440.17

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.7702%
          b.   Prior Monthly Period                                                                    6.4139%
          c.   Second Prior Monthly Period                                                             6.3454%

     2.   Three Month Average Base Rate                                                                6.5098%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5488%
          b.   Prior Monthly Period                                                                   18.5879%
          c.   Second Prior Monthly Period                                                            14.3874%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.5080%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes

XXIV. Series 2004-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                 Series             Total Investor          Transferors
A. Investor/Transferor Allocations            Allocations              Interest               Interest
----------------------------------            -----------              --------               --------
Beginning Invested /Transferor Amount          1,326,820,082.33       1,000,000,000.00         326,820,082.33
Beginning Adjusted Invested Amount                          N/A       1,000,000,000.00                    N/A
Floating Allocation Percentage                              N/A               75.3682%               24.6318%
Principal Allocation Percentage                             N/A               75.3682%               24.6318%
Collections of Finance Chg. Receivables           24,899,996.35          18,766,671.29           6,133,325.06
Collections of Principal Receivables             351,086,946.86         264,607,802.92          86,479,143.94
Defaulted Amount                                   2,860,702.86           2,156,059.36             704,643.50

Ending Invested / Transferor Amounts           1,272,408,739.53       1,000,000,000.00         272,408,739.53


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements          Class A                Class B                Interest                Total
--------------------------------------          -------                -------                --------                -----

Principal Funding Account                                  0.00                   0.00                   0.00                  0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                   0.00                  0.00
Reserve Account Opening Balance                            0.00                   0.00                   0.00                  0.00
Reserve Account Deposit                                    0.00                   0.00                   0.00                  0.00
Reserve Draw Amount                                        0.00                   0.00                   0.00                  0.00
Reserve Account Surplus                                    0.00                   0.00                   0.00                  0.00
Reserve Account Closing Balance                            0.00                   0.00                   0.00                  0.00

Coupon Determination Date                      January 13, 2006       January 13, 2006       January 13, 2006
Coupon January 17, 2006 - February 14, 2006             4.5600%                4.7200%                4.9300%
Monthly Interest Due                               3,067,233.33             285,166.67             357,425.00          3,709,825.00
Outstanding Monthly Interest Due                           0.00                   0.00                   0.00                  0.00
Additional Interest Due                                    0.00                   0.00                   0.00                  0.00
Total Interest Due                                 3,067,233.33             285,166.67             357,425.00          3,709,825.00
Investor Default Amount                            1,800,309.57             161,704.45             194,045.34          2,156,059.36
Investor Monthly Fees Due                          1,391,666.67             125,000.00             150,000.00          1,666,666.67
Investor Additional Amounts Due
Total Due                                          6,259,209.57             571,871.12             701,470.34          7,532,551.03

Reallocated Investor Finance Charge
Collections                                                                                                           18,756,587.55
Interest and Principal Funding Investment
Proceeds                                                                                                                       0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            19.5458%
Base Rate                                                                                                                   6.7670%
Excess Spread Percentage                                                                                                   13.4688%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions    Class A                Class B                Interest                Total
--------------------------------------------    -------                -------                --------                -----

Beginning Certificates Balance                   835,000,000.00          75,000,000.00          90,000,000.00      1,000,000,000.00
Interest Distributions                             3,067,233.33             285,166.67             357,425.00          3,709,825.00
Principal Deposits - Prin. Funding Account                 0.00                   0.00                   0.00                  0.00
Principal Distributions                                    0.00                   0.00                   0.00                  0.00
Total Distributions                                3,067,233.33             285,166.67             357,425.00          3,709,825.00
Ending Certificates Balance                      835,000,000.00          75,000,000.00          90,000,000.00      1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.80

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.80

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $11,581,461.52

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $357,425.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                         $11,224,036.52

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $15,661,750.60

          a.   Class A Monthly Interest:                                                         $3,067,233.33
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,800,309.57
          e.   Excess Spread:                                                                   $10,794,207.70

     2.   Class B Available Funds:                                                               $1,406,744.07

          a.   Class B Monthly Interest:                                                           $285,166.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,121,577.40

     3.   Collateral Available Funds:                                                            $1,688,092.88

          a.   Excess Spread:                                                                    $1,688,092.88

     4.   Total Excess Spread:                                                                  $13,603,877.98

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2004-5 Allocable Principal
          Collections:                                                                         $351,086,946.86

     3.   Principal Allocation Percentage of
          Series 2004-5 Allocable Principal
          Collections:                                                                         $264,607,802.92

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $264,607,802.92

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,156,059.36

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $266,763,862.29

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $90,000,000.00

     2.   Required Collateral Invested Amount                                                   $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $266,763,862.29

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-5

     1.   Excess Spread:                                                                        $13,603,877.98
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $161,704.45
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $357,425.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $194,045.34
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                      $11,224,036.52

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.7670%
          b.   Prior Monthly Period                                                                    6.4107%
          c.   Second Prior Monthly Period                                                             6.3422%

     2.   Three Month Average Base Rate                                                                6.5066%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5458%
          b.   Prior Monthly Period                                                                   18.5845%
          c.   Second Prior Monthly Period                                                            14.3843%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.5049%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes

XXV. Series 2005-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                 Series             Total Investor          Transferors
A. Investor/Transferor Allocations            Allocations              Interest               Interest
----------------------------------            -----------              --------               --------
Beginning Invested /Transferor Amount            796,092,049.40         600,000,000.00         196,092,049.40
Beginning Adjusted Invested Amount                          N/A         600,000,000.00                    N/A
Floating Allocation Percentage                              N/A               75.3682%               24.6318%
Principal Allocation Percentage                             N/A               75.3682%               24.6318%
Collections of Finance Chg. Receivables           14,939,997.81          11,260,002.78           3,679,995.03
Collections of Principal Receivables             210,652,168.12         158,764,681.75          51,887,486.36
Defaulted Amount                                   1,716,421.72           1,293,635.62             422,786.10

Ending Invested / Transferor Amounts             763,445,243.72         600,000,000.00         163,445,243.72


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements          Class A                Class B                Interest                Total
--------------------------------------          -------                -------                --------                -----

Principal Funding Account                                  0.00                   0.00                   0.00                  0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                   0.00                  0.00
Reserve Account Opening Balance                            0.00                   0.00                   0.00                  0.00
Reserve Account Deposit                                    0.00                   0.00                   0.00                  0.00
Reserve Draw Amount                                        0.00                   0.00                   0.00                  0.00
Reserve Account Surplus                                    0.00                   0.00                   0.00                  0.00
Reserve Account Closing Balance                            0.00                   0.00                   0.00                  0.00

Coupon Determination Date                      January 13, 2006       January 13, 2006       January 13, 2006
Coupon January 17, 2006 - February 14, 2006             4.5000%                4.5900%                4.8000%
Monthly Interest Due                               1,816,125.00             166,387.50             208,800.00          2,191,312.50
Outstanding Monthly Interest Due                           0.00                   0.00                   0.00                  0.00
Additional Interest Due                                    0.00                   0.00                   0.00                  0.00
Total Interest Due                                 1,816,125.00             166,387.50             208,800.00          2,191,312.50
Investor Default Amount                            1,080,185.74              97,022.67             116,427.21          1,293,635.62
Investor Monthly Fees Due                            835,000.00              75,000.00              90,000.00          1,000,000.00
Investor Additional Amounts Due
Total Due                                          3,731,310.74             338,410.17             415,227.21          4,484,948.12

Reallocated Investor Finance Charge
Collections                                                                                                           11,219,370.03
Interest and Principal Funding Investment
Proceeds                                                                                                                       0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            19.4779%
Base Rate                                                                                                                   6.6944%
Excess Spread Percentage                                                                                                   13.4688%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions    Class A                Class B                Interest                Total
--------------------------------------------    -------                -------                --------                -----

Beginning Certificates Balance                   501,000,000.00          45,000,000.00          54,000,000.00        600,000,000.00
Interest Distributions                             1,816,125.00             166,387.50             208,800.00          2,191,312.50
Principal Deposits - Prin. Funding Account                 0.00                   0.00                   0.00                  0.00
Principal Distributions                                    0.00                   0.00                   0.00                  0.00
Total Distributions                                1,816,125.00             166,387.50             208,800.00          2,191,312.50
Ending Certificates Balance                      501,000,000.00          45,000,000.00          54,000,000.00        600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.63

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.63

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.70

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.70

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $6,943,221.91

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $208,800.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $6,734,421.91

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,368,173.97

          a.   Class A Monthly Interest:                                                         $1,816,125.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,080,185.74
          e.   Excess Spread:                                                                    $6,471,863.23

     2.   Class B Available Funds:                                                                 $841,452.75

          a.   Class B Monthly Interest:                                                           $166,387.50
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $675,065.25

     3.   Collateral Available Funds:                                                            $1,009,743.30

          a.   Excess Spread:                                                                    $1,009,743.30

     4.   Total Excess Spread:                                                                   $8,156,671.79

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2005-1 Allocable Principal
          Collections:                                                                         $210,652,168.12

     3.   Principal Allocation Percentage of
          Series 2005-1 Allocable Principal
          Collections:                                                                         $158,764,681.75

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $158,764,681.75

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,293,635.62

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $160,058,317.37

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $54,000,000.00

     2.   Required Collateral Invested Amount                                                   $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $160,058,317.37

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-1

     1.   Excess Spread:                                                                         $8,156,671.79
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $97,022.67
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $208,800.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $116,427.21
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $6,734,421.91

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.6944%
          b.   Prior Monthly Period                                                                    6.3381%
          c.   Second Prior Monthly Period                                                             6.2696%

     2.   Three Month Average Base Rate                                                                6.4341%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.4779%
          b.   Prior Monthly Period                                                                   18.5073%
          c.   Second Prior Monthly Period                                                            14.3141%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.4331%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes

XXVI. Series 2005-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                  Series             Total Investor          Transferors
A. Investor/Transferor Allocations             Allocations              Interest               Interest
----------------------------------             -----------              --------               --------
Beginning Invested /Transferor Amount             796,092,049.40         600,000,000.00         196,092,049.40
Beginning Adjusted Invested Amount                           N/A         600,000,000.00                    N/A
Floating Allocation Percentage                               N/A               75.3682%               24.6318%
Principal Allocation Percentage                              N/A               75.3682%               24.6318%
Collections of Finance Chg. Receivables            14,939,997.81          11,260,002.78           3,679,995.03
Collections of Principal Receivables              210,652,168.12         158,764,681.75          51,887,486.36
Defaulted Amount                                    1,716,421.72           1,293,635.62             422,786.10

Ending Invested / Transferor Amounts              763,445,243.72         600,000,000.00         163,445,243.72


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements           Class A                Class B                Interest                Total
--------------------------------------           -------                -------                --------                -----

Principal Funding Account                                   0.00                   0.00                   0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                   0.00                   0.00                  0.00
Reserve Account Opening Balance                             0.00                   0.00                   0.00                  0.00
Reserve Account Deposit                                     0.00                   0.00                   0.00                  0.00
Reserve Draw Amount                                         0.00                   0.00                   0.00                  0.00
Reserve Account Surplus                                     0.00                   0.00                   0.00                  0.00
Reserve Account Closing Balance                             0.00                   0.00                   0.00                  0.00

Coupon Determination Date                       January 13, 2006       January 13, 2006       January 13, 2006
Coupon January 17, 2006 - February 14, 2006              4.5700%                4.7500%                4.9600%
Monthly Interest Due                                1,844,375.83             172,187.50             215,760.00          2,232,323.33
Outstanding Monthly Interest Due                            0.00                   0.00                   0.00                  0.00
Additional Interest Due                                     0.00                   0.00                   0.00                  0.00
Total Interest Due                                  1,844,375.83             172,187.50             215,760.00          2,232,323.33
Investor Default Amount                             1,080,185.74              97,022.67             116,427.21          1,293,635.62
Investor Monthly Fees Due                             835,000.00              75,000.00              90,000.00          1,000,000.00
Investor Additional Amounts Due
Total Due                                           3,759,561.57             344,210.17             422,187.21          4,525,958.95

Reallocated Investor Finance Charge
Collections                                                                                                            11,260,380.86
Interest and Principal Funding Investment
Proceeds                                                                                                                        0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             19.5584%
Base Rate                                                                                                                    6.7805%
Excess Spread Percentage                                                                                                    13.4688%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions     Class A                Class B                Interest                Total
--------------------------------------------     -------                -------                --------                -----

Beginning Certificates Balance                    501,000,000.00          45,000,000.00          54,000,000.00        600,000,000.00
Interest Distributions                              1,844,375.83             172,187.50             215,760.00          2,232,323.33
Principal Deposits - Prin. Funding Account                  0.00                   0.00                   0.00                  0.00
Principal Distributions                                     0.00                   0.00                   0.00                  0.00
Total Distributions                                 1,844,375.83             172,187.50             215,760.00          2,232,323.33
Ending Certificates Balance                       501,000,000.00          45,000,000.00          54,000,000.00        600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.68

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.68

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.83

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.83

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $6,950,181.91

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $215,760.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $6,734,421.91

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,402,418.02

          a.   Class A Monthly Interest:                                                         $1,844,375.83
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,080,185.74
          e.   Excess Spread:                                                                    $6,477,856.45

     2.   Class B Available Funds:                                                                 $844,528.56

          a.   Class B Monthly Interest:                                                           $172,187.50
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $672,341.06

     3.   Collateral Available Funds:                                                            $1,013,434.28

          a.   Excess Spread:                                                                    $1,013,434.28

     4.   Total Excess Spread:                                                                   $8,163,631.79

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2005-2 Allocable Principal
          Collections:                                                                         $210,652,168.12

     3.   Principal Allocation Percentage of
          Series 2005-2 Allocable Principal
          Collections:                                                                         $158,764,681.75

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $158,764,681.75

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,293,635.62

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $160,058,317.37

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $54,000,000.00

     2.   Required Collateral Invested Amount                                                   $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $160,058,317.37

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-2

     1.   Excess Spread:                                                                         $8,163,631.79
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $97,022.67
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $215,760.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $116,427.21
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $6,734,421.91

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.7804%
          b.   Prior Monthly Period                                                                    6.4242%
          c.   Second Prior Monthly Period                                                             6.3557%

     2.   Three Month Average Base Rate                                                                6.5201%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5584%
          b.   Prior Monthly Period                                                                   18.5989%
          c.   Second Prior Monthly Period                                                            14.3974%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.5182%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes

XXVII. Series 2005-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                  Series             Total Investor          Transferors
A. Investor/Transferor Allocations             Allocations              Interest               Interest
----------------------------------             -----------              --------               --------
Beginning Invested /Transferor Amount             928,774,057.63         700,000,000.00         228,774,057.63
Beginning Adjusted Invested Amount                           N/A         700,000,000.00                    N/A
Floating Allocation Percentage                               N/A               75.3682%               24.6318%
Principal Allocation Percentage                              N/A               75.3682%               24.6318%
Collections of Finance Chg. Receivables            17,429,997.45          13,136,669.91           4,293,327.54
Collections of Principal Receivables              245,760,862.80         185,225,462.05          60,535,400.76
Defaulted Amount                                    2,002,492.00           1,509,241.56             493,250.45

Ending Invested / Transferor Amounts              890,686,117.67         700,000,000.00         190,686,117.67


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements           Class A                Class B                Interest                Total
--------------------------------------           -------                -------                --------                -----

Principal Funding Account                                   0.00                   0.00                   0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                   0.00                   0.00                  0.00
Reserve Account Opening Balance                             0.00                   0.00                   0.00                  0.00
Reserve Account Deposit                                     0.00                   0.00                   0.00                  0.00
Reserve Draw Amount                                         0.00                   0.00                   0.00                  0.00
Reserve Account Surplus                                     0.00                   0.00                   0.00                  0.00
Reserve Account Closing Balance                             0.00                   0.00                   0.00                  0.00

Coupon Determination Date                       January 13, 2006       January 13, 2006       January 13, 2006
Coupon January 17, 2006 - February 14, 2006              4.4700%                4.6100%                4.7200%
Monthly Interest Due                                2,104,687.08             194,964.58             239,540.00          2,539,191.67
Outstanding Monthly Interest Due                            0.00                   0.00                   0.00                  0.00
Additional Interest Due                                     0.00                   0.00                   0.00                  0.00
Total Interest Due                                  2,104,687.08             194,964.58             239,540.00          2,539,191.67
Investor Default Amount                             1,260,216.70             113,193.12             135,831.74          1,509,241.56
Investor Monthly Fees Due                             974,166.67              87,500.00             105,000.00          1,166,666.67
Investor Additional Amounts Due
Total Due                                           4,339,070.45             395,657.70             480,371.74          5,215,099.89

Reallocated Investor Finance Charge
Collections                                                                                                            13,071,925.45
Interest and Principal Funding Investment
Proceeds                                                                                                                        0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             19.4488%
Base Rate                                                                                                                    6.6632%
Excess Spread Percentage                                                                                                    13.4688%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions     Class A                Class B                Interest                Total
--------------------------------------------     -------                -------                --------                -----

Beginning Certificates Balance                    584,500,000.00          52,500,000.00          63,000,000.00        700,000,000.00
Interest Distributions                              2,104,687.08             194,964.58             239,540.00          2,539,191.67
Principal Deposits - Prin. Funding Account                  0.00                   0.00                   0.00                  0.00
Principal Distributions                                     0.00                   0.00                   0.00                  0.00
Total Distributions                                 2,104,687.08             194,964.58             239,540.00          2,539,191.67
Ending Certificates Balance                       584,500,000.00          52,500,000.00          63,000,000.00        700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.60

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.60

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.71

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.71

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $8,096,365.56

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $239,540.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,856,825.56

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,915,057.75

          a.   Class A Monthly Interest:                                                         $2,104,687.08
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $1,260,216.70
          e.   Excess Spread:                                                                    $7,550,153.97

     2.   Class B Available Funds:                                                                 $980,394.41

          a.   Class B Monthly Interest:                                                           $194,964.58
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $785,429.83

     3.   Collateral Available Funds:                                                            $1,176,473.29

          a.   Excess Spread:                                                                    $1,176,473.29

     4.   Total Excess Spread:                                                                   $9,512,057.09

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2005-3 Allocable Principal
          Collections:                                                                         $245,760,862.80

     3.   Principal Allocation Percentage of
          Series 2005-3 Allocable Principal
          Collections:                                                                         $185,225,462.05

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $185,225,462.05

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-3:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,509,241.56

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $186,734,703.60

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $186,734,703.60



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-3

     1.   Excess Spread:                                                                         $9,512,057.09
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $113,193.12
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $239,540.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $135,831.74
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                                                          $7,856,825.56

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.6632%
          b.   Prior Monthly Period                                                                    6.3070%
          c.   Second Prior Monthly Period                                                             6.2385%

     2.   Three Month Average Base Rate                                                                6.4029%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.4488%
          b.   Prior Monthly Period                                                                   18.4741%
          c.   Second Prior Monthly Period                                                            14.2839%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.4023%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes



XXVIII. Series 2005-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor      Transferors
A. Investor/Transferor Allocations                        Allocations          Interest           Interest
----------------------------------                        -----------          --------           --------
Beginning Invested /Transferor Amount                   663,410,041.16     500,000,000.00     163,410,041.16
Beginning Adjusted Invested Amount                                 N/A     500,000,000.00                N/A
Floating Allocation Percentage                                     N/A           75.3682%           24.6318%
Principal Allocation Percentage                                    N/A           75.3682%           24.6318%
Collections of Finance Chg. Receivables                  12,449,998.18       9,383,335.65       3,066,662.53
Collections of Principal Receivables                    175,543,473.43     132,303,901.46      43,239,571.97
Defaulted Amount                                          1,430,351.43       1,078,029.68         352,321.75

Ending Invested / Transferor Amounts                    636,204,369.77     500,000,000.00     136,204,369.77


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                         Class A            Class B            Interest                Total
--------------------------------------                         -------            -------            --------                -----

Principal Funding Account                                         0.00               0.00               0.00                  0.00
Investment Proceeds for Monthly Period                            0.00               0.00               0.00                  0.00
Reserve Account Opening Balance                                   0.00               0.00               0.00                  0.00
Reserve Account Deposit                                           0.00               0.00               0.00                  0.00
Reserve Draw Amount                                               0.00               0.00               0.00                  0.00
Reserve Account Surplus                                           0.00               0.00               0.00                  0.00
Reserve Account Closing Balance                                   0.00               0.00               0.00                  0.00

Coupon Determination Date                             January 13, 2006   January 13, 2006   January 13, 2006
Coupon January 17, 2006 - February 14, 2006                    4.5400%            4.7200%            4.8900%
Monthly Interest Due                                      1,526,890.28         142,583.33         177,262.50          1,846,736.11
Outstanding Monthly Interest Due                                  0.00               0.00               0.00                  0.00
Additional Interest Due                                           0.00               0.00               0.00                  0.00
Total Interest Due                                        1,526,890.28         142,583.33         177,262.50          1,846,736.11
Investor Default Amount                                     900,154.78          80,852.23          97,022.67          1,078,029.68
Investor Monthly Fees Due                                   695,833.33          62,500.00          75,000.00            833,333.33
Investor Additional Amounts Due
Total Due                                                 3,122,878.40         285,935.56         349,285.17          3,758,099.13

Reallocated Investor Finance Charge Collections                                                                       9,370,117.39
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           19.5265%
Base Rate                                                                                                                  6.7464%
Excess Spread Percentage                                                                                                  13.4688%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                   Class A            Class B            Interest                Total
--------------------------------------------                   -------            -------            --------                -----

Beginning Certificates Balance                          417,500,000.00      37,500,000.00      45,000,000.00        500,000,000.00
Interest Distributions                                    1,526,890.28         142,583.33         177,262.50          1,846,736.11
Principal Deposits - Prin. Funding Account                        0.00               0.00               0.00                  0.00
Principal Distributions                                           0.00               0.00               0.00                  0.00
Total Distributions                                       1,526,890.28         142,583.33         177,262.50          1,846,736.11
Ending Certificates Balance                             417,500,000.00      37,500,000.00      45,000,000.00        500,000,000.00

                                     - 126 -


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.66

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.66

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.80

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.80

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,789,280.76

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $177,262.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $5,612,018.26

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,824,048.02

          a.   Class A Monthly Interest:                                                         $1,526,890.28
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                         $900,154.78
          e.   Excess Spread:                                                                    $5,397,002.95

     2.   Class B Available Funds:                                                                 $702,758.80

          a.   Class B Monthly Interest:                                                           $142,583.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $560,175.47

     3.   Collateral Available Funds:                                                              $843,310.56

          a.   Excess Spread:                                                                      $843,310.56

     4.   Total Excess Spread:                                                                   $6,800,488.99

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2005-4 Allocable Principal
          Collections:                                                                         $175,543,473.43

     3.   Principal Allocation Percentage of
          Series 2005-4 Allocable Principal
          Collections:                                                                         $132,303,901.46

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $132,303,901.46

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,078,029.68

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $133,381,931.14

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $45,000,000.00

     2.   Required Collateral Invested Amount                                                   $45,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $133,381,931.14



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-4

     1.   Excess Spread:                                                                         $6,800,488.99
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $80,852.23
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $177,262.50
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                        $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                          $97,022.67
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                                                          $5,612,018.26

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.7464%
          b.   Prior Monthly Period                                                                    6.3901%
          c.   Second Prior Monthly Period                                                             6.3216%

     2.   Three Month Average Base Rate                                                                6.4860%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5265%
          b.   Prior Monthly Period                                                                   18.5626%
          c.   Second Prior Monthly Period                                                            14.3644%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.4845%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes


XXIX. Series 2005-5 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                             Series        Total Investor      Transferors
A. Investor/Transferor Allocations                        Allocations         Interest           Interest
----------------------------------                        -----------         --------           --------
Beginning Invested /Transferor Amount                 1,459,502,090.56  1,100,000,000.00     359,502,090.56
Beginning Adjusted Invested Amount                                 N/A  1,100,000,000.00                N/A
Floating Allocation Percentage                                     N/A          75.3682%           24.6318%
Principal Allocation Percentage                                    N/A          75.3682%           24.6318%
Collections of Finance Chg. Receivables                  27,389,995.99     20,643,338.42       6,746,657.56
Collections of Principal Receivables                    386,195,641.55    291,068,583.22      95,127,058.33
Defaulted Amount                                          3,146,773.15      2,371,665.30         775,107.85

Ending Invested / Transferor Amounts                  1,399,649,613.48  1,100,000,000.00     299,649,613.48


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                         Class A           Class B            Interest                Total
--------------------------------------                         -------           -------            --------                -----

Principal Funding Account                                         0.00              0.00               0.00                  0.00
Investment Proceeds for Monthly Period                            0.00              0.00               0.00                  0.00
Reserve Account Opening Balance                                   0.00              0.00               0.00                  0.00
Reserve Account Deposit                                           0.00              0.00               0.00                  0.00
Reserve Draw Amount                                               0.00              0.00               0.00                  0.00
Reserve Account Surplus                                           0.00              0.00               0.00                  0.00
Reserve Account Closing Balance                                   0.00              0.00               0.00                  0.00

Coupon Determination Date                             January 13, 2006  January 13, 2006   January 13, 2006
Coupon January 17, 2006 - February 14, 2006                    4.5100%           4.6500%            4.7900%
Monthly Interest Due                                      3,336,961.53        309,031.25         382,002.50          4,027,995.28
Outstanding Monthly Interest Due                                  0.00              0.00               0.00                  0.00
Additional Interest Due                                           0.00              0.00               0.00                  0.00
Total Interest Due                                        3,336,961.53        309,031.25         382,002.50          4,027,995.28
Investor Default Amount                                   1,980,340.53        177,874.90         213,449.88          2,371,665.30
Investor Monthly Fees Due                                 1,530,833.33        137,500.00         165,000.00          1,833,333.33
Investor Additional Amounts Due
Total Due                                                 6,848,135.39        624,406.15         760,452.38          8,232,993.91

Reallocated Investor Finance Charge Collections                                                                     20,579,434.08
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          19.4893%
Base Rate                                                                                                                 6.7065%
Excess Spread Percentage                                                                                                 13.4688%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                   Class A           Class B            Interest                Total
--------------------------------------------                   -------           -------            --------                -----

Beginning Certificates Balance                          918,500,000.00     82,500,000.00      99,000,000.00      1,100,000,000.00
Interest Distributions                                    3,336,961.53        309,031.25         382,002.50          4,027,995.28
Principal Deposits - Prin. Funding Account                        0.00              0.00               0.00                  0.00
Principal Distributions                                           0.00              0.00               0.00                  0.00
Total Distributions                                       3,336,961.53        309,031.25         382,002.50          4,027,995.28
Ending Certificates Balance                             918,500,000.00     82,500,000.00      99,000,000.00      1,100,000,000.00

                                     - 131 -


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.63

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.63

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.75

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.75

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $12,728,442.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $382,002.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                         $12,346,440.17

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $17,183,827.46

          a.   Class A Monthly Interest:                                                         $3,336,961.53
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $1,980,340.53
          e.   Excess Spread:                                                                   $11,866,525.40

     2.   Class B Available Funds:                                                               $1,543,457.56

          a.   Class B Monthly Interest:                                                           $309,031.25
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,234,426.31

     3.   Collateral Available Funds:                                                            $1,852,149.07

          a.   Excess Spread:                                                                    $1,852,149.07

     4.   Total Excess Spread:                                                                  $14,953,100.78

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2005-5 Allocable Principal
          Collections:                                                                         $386,195,641.55

     3.   Principal Allocation Percentage of
          Series 2005-5 Allocable Principal
          Collections:                                                                         $291,068,583.22

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $291,068,583.22

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,371,665.30

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $293,440,248.52

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $99,000,000.00

     2.   Required Collateral Invested Amount                                                   $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $293,440,248.52


M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-5

     1.   Excess Spread:                                                                        $14,953,100.78
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $177,874.90
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $382,002.50
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $213,449.88
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                      $12,346,440.17

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.7065%
          b.   Prior Monthly Period                                                                    6.3503%
          c.   Second Prior Monthly Period                                                             6.2818%

     2.   Three Month Average Base Rate                                                                6.4462%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.4893%
          b.   Prior Monthly Period                                                                   18.5202%
          c.   Second Prior Monthly Period                                                            14.3258%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.4451%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes

                                     - 135 -


XXX. Series 2005-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Series        Total Investor      Transferors
A. Investor/Transferor Allocations                         Allocations         Interest           Interest
----------------------------------                         -----------         --------           --------
Beginning Invested /Transferor Amount                    928,774,057.63    700,000,000.00     228,774,057.63
Beginning Adjusted Invested Amount                                  N/A    700,000,000.00                N/A
Floating Allocation Percentage                                      N/A          75.3682%           24.6318%
Principal Allocation Percentage                                     N/A          75.3682%           24.6318%
Collections of Finance Chg. Receivables                   17,429,997.45     13,136,669.91       4,293,327.54
Collections of Principal Receivables                     245,760,862.80    185,225,462.05      60,535,400.76
Defaulted Amount                                           2,002,492.00      1,509,241.56         493,250.45

Ending Invested / Transferor Amounts                     890,686,117.67    700,000,000.00     190,686,117.67


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                          Class A           Class B            Interest                Total
--------------------------------------                          -------           -------            --------                -----

Principal Funding Account                                          0.00              0.00               0.00                  0.00
Investment Proceeds for Monthly Period                             0.00              0.00               0.00                  0.00
Reserve Account Opening Balance                                    0.00              0.00               0.00                  0.00
Reserve Account Deposit                                            0.00              0.00               0.00                  0.00
Reserve Draw Amount                                                0.00              0.00               0.00                  0.00
Reserve Account Surplus                                            0.00              0.00               0.00                  0.00
Reserve Account Closing Balance                                    0.00              0.00               0.00                  0.00

Coupon Determination Date                              January 13, 2006  January 13, 2006   January 13, 2006
Coupon January 17, 2006 - February 14, 2006                     4.4700%           4.6100%            4.7200%
Monthly Interest Due                                       2,104,687.08        194,964.58         239,540.00          2,539,191.67
Outstanding Monthly Interest Due                                   0.00              0.00               0.00                  0.00
Additional Interest Due                                            0.00              0.00               0.00                  0.00
Total Interest Due                                         2,104,687.08        194,964.58         239,540.00          2,539,191.67
Investor Default Amount                                    1,260,216.70        113,193.12         135,831.74          1,509,241.56
Investor Monthly Fees Due                                    974,166.67         87,500.00         105,000.00          1,166,666.67
Investor Additional Amounts Due
Total Due                                                  4,339,070.45        395,657.70         480,371.74          5,215,099.89

Reallocated Investor Finance Charge Collections                                                                      13,071,925.45
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           19.4488%
Base Rate                                                                                                                  6.6632%
Excess Spread Percentage                                                                                                  13.4688%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                    Class A           Class B            Interest                Total
--------------------------------------------                    -------           -------            --------                -----

Beginning Certificates Balance                           584,500,000.00     52,500,000.00      63,000,000.00        700,000,000.00
Interest Distributions                                     2,104,687.08        194,964.58         239,540.00          2,539,191.67
Principal Deposits - Prin. Funding Account                         0.00              0.00               0.00                  0.00
Principal Distributions                                            0.00              0.00               0.00                  0.00
Total Distributions                                        2,104,687.08        194,964.58         239,540.00          2,539,191.67
Ending Certificates Balance                              584,500,000.00     52,500,000.00      63,000,000.00        700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.60

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.60

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.71

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.71

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $8,096,365.56

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $239,540.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,856,825.56

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,915,057.75

          a.   Class A Monthly Interest:                                                         $2,104,687.08
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $1,260,216.70
          e.   Excess Spread:                                                                    $7,550,153.97

     2.   Class B Available Funds:                                                                 $980,394.41

          a.   Class B Monthly Interest:                                                           $194,964.58
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $785,429.83

     3.   Collateral Available Funds:                                                            $1,176,473.29

          a.   Excess Spread:                                                                    $1,176,473.29

     4.   Total Excess Spread:                                                                   $9,512,057.09

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2005-6 Allocable Principal
          Collections:                                                                         $245,760,862.80

     3.   Principal Allocation Percentage of
          Series 2005-6 Allocable Principal
          Collections:                                                                         $185,225,462.05

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $185,225,462.05

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-6:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,509,241.56

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $186,734,703.60

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $186,734,703.60



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-6

     1.   Excess Spread:                                                                         $9,512,057.09
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $113,193.12
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $239,540.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $135,831.74
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,856,825.56

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.6632%
          b.   Prior Monthly Period                                                                    6.3070%
          c.   Second Prior Monthly Period                                                             6.2385%

     2.   Three Month Average Base Rate                                                                6.4029%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.4488%
          b.   Prior Monthly Period                                                                   18.4741%
          c.   Second Prior Monthly Period                                                            14.2839%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.4023%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes



XXXI. Series 2005-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor      Transferors
A. Investor/Transferor Allocations                        Allocations          Interest           Interest
----------------------------------                        -----------          --------           --------
Beginning Invested /Transferor Amount                   928,774,057.63     700,000,000.00     228,774,057.63
Beginning Adjusted Invested Amount                                 N/A     700,000,000.00                N/A
Floating Allocation Percentage                                     N/A           75.3682%           24.6318%
Principal Allocation Percentage                                    N/A           75.3682%           24.6318%
Collections of Finance Chg. Receivables                  17,429,997.45      13,136,669.91       4,293,327.54
Collections of Principal Receivables                    245,760,862.80     185,225,462.05      60,535,400.76
Defaulted Amount                                          2,002,492.00       1,509,241.56         493,250.45

Ending Invested / Transferor Amounts                    890,686,117.67     700,000,000.00     190,686,117.67


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                         Class A            Class B            Interest                Total
--------------------------------------                         -------            -------            --------                -----

Principal Funding Account                                         0.00               0.00               0.00                  0.00
Investment Proceeds for Monthly Period                            0.00               0.00               0.00                  0.00
Reserve Account Opening Balance                                   0.00               0.00               0.00                  0.00
Reserve Account Deposit                                           0.00               0.00               0.00                  0.00
Reserve Draw Amount                                               0.00               0.00               0.00                  0.00
Reserve Account Surplus                                           0.00               0.00               0.00                  0.00
Reserve Account Closing Balance                                   0.00               0.00               0.00                  0.00

Coupon Determination Date                             January 13, 2006   January 13, 2006   January 13, 2006
Coupon January 17, 2006 - February 14, 2006                    4.5400%            4.7400%            4.8800%
Monthly Interest Due                                      2,137,646.39         200,462.50         247,660.00          2,585,768.89
Outstanding Monthly Interest Due                                  0.00               0.00               0.00                  0.00
Additional Interest Due                                           0.00               0.00               0.00                  0.00
Total Interest Due                                        2,137,646.39         200,462.50         247,660.00          2,585,768.89
Investor Default Amount                                   1,260,216.70         113,193.12         135,831.74          1,509,241.56
Investor Monthly Fees Due                                   974,166.67          87,500.00         105,000.00          1,166,666.67
Investor Additional Amounts Due
Total Due                                                 4,372,029.75         401,155.62         488,491.74          5,261,677.11

Reallocated Investor Finance Charge Collections                                                                      13,118,502.67
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           19.5271%
Base Rate                                                                                                                  6.7470%
Excess Spread Percentage                                                                                                  13.4688%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                   Class A            Class B            Interest                Total
--------------------------------------------                   -------            -------            --------                -----

Beginning Certificates Balance                          584,500,000.00      52,500,000.00      63,000,000.00        700,000,000.00
Interest Distributions                                    2,137,646.39         200,462.50         247,660.00          2,585,768.89
Principal Deposits - Prin. Funding Account                        0.00               0.00               0.00                  0.00
Principal Distributions                                           0.00               0.00               0.00                  0.00
Total Distributions                                       2,137,646.39         200,462.50         247,660.00          2,585,768.89
Ending Certificates Balance                             584,500,000.00      52,500,000.00      63,000,000.00        700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.66

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.66

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.82

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.82

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $8,104,485.56

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $247,660.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,856,825.56

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,953,949.73

          a.   Class A Monthly Interest:                                                         $2,137,646.39
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,260,216.70
          e.   Excess Spread:                                                                    $7,556,086.64

     2.   Class B Available Funds:                                                                 $983,887.70

          a.   Class B Monthly Interest:                                                           $200,462.50
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $783,425.20

     3.   Collateral Available Funds:                                                            $1,180,665.24

          a.   Excess Spread:                                                                    $1,180,665.24

     4.   Total Excess Spread:                                                                   $9,520,177.09

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2005-7 Allocable Principal
          Collections:                                                                         $245,760,862.80

     3.   Principal Allocation Percentage of
          Series 2005-7 Allocable Principal
          Collections:                                                                         $185,225,462.05

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $185,225,462.05

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-7:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,509,241.56

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $186,734,703.60

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $186,734,703.60



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-7

     1.   Excess Spread:                                                                         $9,520,177.09
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $113,193.12
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $247,660.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $135,831.74
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,856,825.56

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.7470%
          b.   Prior Monthly Period                                                                    6.3907%
          c.   Second Prior Monthly Period                                                             6.3222%

     2.   Three Month Average Base Rate                                                                6.4866%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.5271%
          b.   Prior Monthly Period                                                                   18.5633%
          c.   Second Prior Monthly Period                                                            14.3650%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.4851%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes



XXXII. Series 2005-8 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor      Transferors
A. Investor/Transferor Allocations                        Allocations          Interest           Interest
----------------------------------                        -----------          --------           --------
Beginning Invested /Transferor Amount                   663,410,041.16     500,000,000.00     163,410,041.16
Beginning Adjusted Invested Amount                                 N/A     500,000,000.00                N/A
Floating Allocation Percentage                                     N/A           75.3682%           24.6318%
Principal Allocation Percentage                                    N/A           75.3682%           24.6318%
Collections of Finance Chg. Receivables                  12,449,998.18       9,383,335.65       3,066,662.53
Collections of Principal Receivables                    175,543,473.43     132,303,901.46      43,239,571.97
Defaulted Amount                                          1,430,351.43       1,078,029.68         352,321.75

Ending Invested / Transferor Amounts                    636,204,369.77     500,000,000.00     136,204,369.77


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                         Class A            Class B            Interest                Total
--------------------------------------                         -------            -------            --------                -----

Principal Funding Account                                         0.00               0.00               0.00                  0.00
Investment Proceeds for Monthly Period                            0.00               0.00               0.00                  0.00
Reserve Account Opening Balance                                   0.00               0.00               0.00                  0.00
Reserve Account Deposit                                           0.00               0.00               0.00                  0.00
Reserve Draw Amount                                               0.00               0.00               0.00                  0.00
Reserve Account Surplus                                           0.00               0.00               0.00                  0.00
Reserve Account Closing Balance                                   0.00               0.00               0.00                  0.00

Coupon Determination Date                             January 13, 2006   January 13, 2006   January 13, 2006
Coupon January 17, 2006 - February 14, 2006                    4.5000%            4.6400%            4.8000%
Monthly Interest Due                                      1,513,437.50         140,166.67         174,000.00          1,827,604.17
Outstanding Monthly Interest Due                                  0.00               0.00               0.00                  0.00
Additional Interest Due                                           0.00               0.00               0.00                  0.00
Total Interest Due                                        1,513,437.50         140,166.67         174,000.00          1,827,604.17
Investor Default Amount                                     900,154.78          80,852.23          97,022.67          1,078,029.68
Investor Monthly Fees Due                                   695,833.33          62,500.00          75,000.00            833,333.33
Investor Additional Amounts Due
Total Due                                                 3,109,425.62         283,518.89         346,022.67          3,738,967.18

Reallocated Investor Finance Charge Collections                                                                       9,350,985.44
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           19.4815%
Base Rate                                                                                                                  6.6982%
Excess Spread Percentage                                                                                                  13.4688%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                   Class A            Class B            Interest                Total
--------------------------------------------                   -------            -------            --------                -----

Beginning Certificates Balance                          417,500,000.00      37,500,000.00      45,000,000.00        500,000,000.00
Interest Distributions                                    1,513,437.50         140,166.67         174,000.00          1,827,604.17
Principal Deposits - Prin. Funding Account                        0.00               0.00               0.00                  0.00
Principal Distributions                                           0.00               0.00               0.00                  0.00
Total Distributions                                       1,513,437.50         140,166.67         174,000.00          1,827,604.17
Ending Certificates Balance                             417,500,000.00      37,500,000.00      45,000,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.63

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.63

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.74

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.74

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,786,018.26

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $174,000.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $5,612,018.26

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,808,072.84

          a.   Class A Monthly Interest:                                                         $1,513,437.50
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                         $900,154.78
          e.   Excess Spread:                                                                    $5,394,480.56

     2.   Class B Available Funds:                                                                 $701,323.91

          a.   Class B Monthly Interest:                                                           $140,166.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $561,157.24

     3.   Collateral Available Funds:                                                              $841,588.69

          a.   Excess Spread:                                                                      $841,588.69

     4.   Total Excess Spread:                                                                   $6,797,226.49

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            75.3682%

     2.   Series 2005-8 Allocable Principal
          Collections:                                                                         $175,543,473.43

     3.   Principal Allocation Percentage of
          Series 2005-8 Allocable Principal
          Collections:                                                                         $132,303,901.46

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $132,303,901.46

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-8:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,078,029.68

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $133,381,931.14

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $45,000,000.00

     2.   Required Collateral Invested Amount                                                   $45,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $133,381,931.14



M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-8

     1.   Excess Spread:                                                                         $6,797,226.49
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $80,852.23
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $174,000.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                        $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                          $97,022.67
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $5,612,018.26

O. Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.6982%
          b.   Prior Monthly Period                                                                    6.3419%
          c.   Second Prior Monthly Period                                                             6.3197%

     2.   Three Month Average Base Rate                                                                6.4533%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.4815%
          b.   Prior Monthly Period                                                                   18.5114%
          c.   Second Prior Monthly Period                                                            13.3934%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.1288%

     5.   Is the 3 month average series adjusted portfolio
          yield more than the 3 month average base rate:                                                   Yes
